UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
_______________________

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

Kearny Financial Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

September 10, 2025

Dear Fellow Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Kearny Financial Corp. (the “Annual Meeting”). This year’s Annual Meeting will be held in a virtual meeting format only, on Tuesday, October 21, 2025 at 10:00 a.m., Eastern Time. You will be able to attend the Annual Meeting virtually and vote and submit questions during the virtual Annual Meeting by visiting https://meetnow.global/MPNVHJN.

We are furnishing proxy materials to our stockholders primarily via the Internet by mailing a Notice of Internet Availability of Proxy Materials, or “Notice,” instead of mailing printed copies of those materials to each stockholder. The Notice directs stockholders to a website where they can access our proxy materials, including our Proxy Statement and our Annual Report, and view instructions on how to vote via the Internet or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to these materials electronically unless you elect otherwise.
The enclosed proxy is solicited by the Board of Directors of Kearny Financial Corp. for use at the Annual Meeting and at any adjournment thereof. This Proxy Statement is first being made available to stockholders on or about September 10, 2025. Stockholders may submit a proxy to vote at the Annual Meeting by following the instructions on the Notice, via the Internet, by telephone, or (if they have received paper copies of the proxy materials) by returning a proxy card.
The Annual Meeting is being held so that stockholders may consider the election of five directors, the ratification of the appointment of Crowe LLP as Kearny Financial Corp.’s independent registered public accounting firm for the year ending June 30, 2026, and the consideration of an advisory, non-binding resolution, with respect to the executive compensation described in the Proxy Statement.
The Board of Directors of Kearny Financial Corp. has determined that the matters to be considered at the Annual Meeting are in the best interests of Kearny Financial Corp. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you vote “FOR” each of the proposals to be presented at the Annual Meeting.
On behalf of the Board of Directors and the officers and employees of Kearny Financial Corp. and its subsidiary, Kearny Bank, I thank you for your continued support of Kearny Financial Corp.

Sincerely,
/s/ Craig L. Montanaro
Craig L. Montanaro President and Chief Executive Officer

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Kearny Financial Corp.
120 Passaic Avenue
Fairfield, New Jersey 07004
(973) 244-4500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Kearny Financial Corp. (the “Company”) will be held in a virtual meeting format only, on Tuesday, October 21, 2025 at 10:00 a.m., Eastern Time. You can virtually attend the live webcast of the Annual Meeting at https://meetnow.global/MPNVHJN and by following the instructions in the Proxy Statement. There is no physical location for the Annual Meeting. The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.To elect five directors;

2.To ratify the appointment of Crowe LLP as the Company’s independent auditor for the fiscal year ending June 30, 2026;

3.An advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement; and
such other business as may properly come before the Annual Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Annual Meeting.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting, described in this Notice of Annual Meeting and the accompanying Proxy Statement, are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each of its nominees, a vote “FOR” the ratification of Crowe LLP as independent auditors, and a vote “FOR” the non-binding resolution to approve our executive compensation.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Pursuant to the Company’s bylaws, the Board of Directors has fixed the close of business on August 22, 2025 as the record date for determination of the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

It is important that your shares be represented and voted at the Annual Meeting. Stockholders whose shares are held in registered form have a choice of voting by proxy card, telephone or the Internet, as described on your proxy card. Stockholders whose shares are held in the name of a broker, bank or other holder of record must vote in the manner directed by such holder. Check your proxy card or the information forwarded by your broker, bank or other holder of record to see which options are available to you. Any stockholder of record attending the virtual Annual Meeting may withdraw his or her proxy and vote personally on any matter properly brought before the Annual Meeting. If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to vote at the virtual Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Gail Corrigan
Gail Corrigan Corporate Secretary
Fairfield, New Jersey
September 10, 2025

Important Notice Regarding Internet
Availability of Proxy Materials
For the Stockholder Meeting to be
Held on October 21, 2025
The Proxy Statement and Annual Report to
Stockholders are available at www.edocumentview.com/KRNY
(or through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com)

Kearny Financial Corp.

Proxy Statement

Table of Contents

The Annual Meeting	Page 1
Security Ownership of Certain Beneficial Owners and Management	Page 7
Proposal I – Election of Directors	Page 9
Corporate Governance Matters	Page 19
Compensation Discussion and Analysis (“CD&A”)	Page 25
Compensation Committee Report	Page 35
Executive Compensation	Page 36
CEO Pay Ratio	Page 49
Pay versus Performance	Page 50
Director Compensation	Page 53
Proposal II – Ratification of Appointment of Independent Auditor	Page 55
Proposal III – Advisory Vote on Executive Compensation	Page 57
Stockholder Communications to the Board and Stockholder Proposals	Page 58

KEARNY FINANCIAL CORP.

PROXY STATEMENT
FOR THE
2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on October 21, 2025

GENERAL INFORMATION

This Proxy Statement is being furnished to the stockholders of Kearny Financial Corp. (the “Company” or “Kearny Financial”) in connection with the solicitation by the Board of Directors of proxies for use at the 2025 Annual Meeting of Stockholders, to be held on Tuesday, October 21, 2025 at 10:00 a.m., Eastern Time (the “Annual Meeting”). This Proxy Statement and the proxy card are first being made available to stockholders on or about September 10, 2025.
The Annual Meeting

Date, Time and Place
The Annual Meeting will be held on Tuesday, October 21, 2025 at 10:00 a.m., Eastern Time, and will be a virtual meeting format only. You can virtually attend the live webcast of the Annual Meeting at https://meetnow.global/MPNVHJN.

Record Date	August 22, 2025

Shares Entitled to Vote	64,744,523 shares of Kearny Financial common stock were outstanding on the Record Date and are entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting
To consider and vote on: 1) the election of five directors; 2) the ratification of Crowe LLP (“Crowe”) as our independent registered public accounting firm for the year ending June 30, 2026; and 3) the approval of a resolution to approve our executive compensation as described in this Proxy Statement.

Vote Required
Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld. The vote to approve the advisory, non-binding resolution with respect to executive compensation as described in this Proxy Statement and the ratification of Crowe as our independent registered public accounting firm, is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    1

Your Board of Directors Recommends You Vote in Favor of the Proposals
Your Board of Directors unanimously recommends that stockholders vote “FOR” each of the nominees for director listed in this Proxy Statement, “FOR” the ratification of Crowe as our independent registered public accounting firm for the year ending June 30, 2026, and “FOR” approval of an advisory, non-binding resolution, with respect to executive compensation as described in this Proxy Statement.

Kearny Financial
Kearny Financial is the holding company for Kearny Bank, an FDIC-insured, New Jersey stock savings bank. Kearny Financial had approximately $7.7 billion in total assets at June 30, 2025, and currently operates 43 retail branch offices located throughout northern and central New Jersey and Brooklyn and Staten Island, New York. Kearny Financial’s executive offices are located at 120 Passaic Avenue, Fairfield, New Jersey 07004, and its telephone number is (973) 244-4500.

Who Can Vote at the Annual Meeting
The Board of Directors has fixed August 22, 2025 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Kearny Financial common stock, par value $0.01 per share, at the close of business on such date will be entitled to vote at the Annual Meeting. On August 22, 2025, 64,744,523 shares of Kearny Financial common stock were outstanding and held by 3,872 registered holders of record. Certain shares of the Company are held in “street” name and accordingly, the number of beneficial owners of such shares is not known or included in the foregoing number. The presence, by attendance at the virtual Annual Meeting or by properly executed proxy, of the holders of a majority of the outstanding shares of Kearny Financial common stock is necessary to constitute a quorum at the Annual Meeting.
How Many Votes You Have
Each holder of shares of Kearny Financial common stock outstanding on August 22, 2025 will be entitled to one vote for each share held of record. However, Kearny Financial’s articles of incorporation provide that stockholders of record who beneficially own in excess of 10% of the then outstanding shares of common stock of Kearny Financial are not entitled to vote any of the shares held in excess of that 10% limit. A person or entity is deemed to beneficially own shares that are owned by an affiliate of, as well as by any person acting in concert with, such person or entity.
Matters to Be Considered
The purpose of the Annual Meeting is to: 1) elect five directors; 2) ratify the appointment of Crowe as our independent registered public accounting firm for the year ending June 30, 2026; and 3) approve a resolution to approve our executive compensation as described in this Proxy Statement.
You may be asked to vote upon other matters that may properly be submitted to a vote at the Annual Meeting. We may adjourn or postpone the Annual Meeting for the purpose, among others, of allowing additional time to solicit proxies. The Board of Directors is not aware of any other business to come before the Annual Meeting.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    2

How to Vote
We are making our proxy materials available to our stockholders on the Internet. You may read, print and download our 2025 Annual Report to Stockholders and our Proxy Statement at www.edocumentview.com/KRNY (or through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com). On or about September 10, 2025, we mailed a Notice to Stockholders containing instructions on how to access our proxy materials and vote online. On an ongoing basis, stockholders may request to receive proxy materials in printed form by mail or electronically by email.
You may vote your shares by Internet, telephone, regular mail or at the virtual Annual Meeting. Each of these voting options is described on your proxy card or Notice. You should complete and return your proxy card, or vote using the Internet or telephone voting options, in order to ensure that your vote is counted at the Annual Meeting, or at any adjournment of the Annual Meeting, regardless of whether you plan to attend the virtual Annual Meeting. If you return an executed proxy card without marking your instructions, your executed proxy card will be voted “FOR” the election of the five director nominees named in this Proxy Statement, “FOR” the ratification of the appointment of Crowe as our independent registered public accounting firm for the fiscal year ending June 30, 2026, and “FOR” the advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement.
Registered stockholders can vote online by visiting www.envisionreports.com/KRNY and following the on-screen instructions. The Notice previously provided to you contains the necessary codes required to vote online or by telephone. If you wish to vote by telephone, please call 1-800-652-8683 using a touch-tone phone and follow the prompted instructions. You may also vote by mail by requesting a paper proxy card using the instructions provided in the Notice. Finally, you may vote during the virtual Annual Meeting.
If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to vote during the virtual Annual Meeting. If you want to vote your shares of Kearny Financial common stock that are held in street name during the virtual Annual Meeting, please see the instructions below detailing how you may register to attend and participate in the virtual Annual Meeting.
The Board of Directors is currently unaware of any other matters that may be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, shares represented by properly submitted proxies will be voted, or not voted, by the persons named as proxies on the proxy card in their best judgment.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    3

How to Attend the Virtual Annual Meeting

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://meetnow.global/MPNVHJN. You also will be able to vote your shares online at the virtual Annual Meeting.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you can access the virtual meeting as a guest, or if you would like to vote or ask a question at the virtual Annual Meeting, you must register in advance using the instructions below.

The virtual Annual Meeting will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time to check in. Please follow the registration instructions as outlined in this Proxy Statement.

How to Register to Attend the Virtual Annual Meeting

All stockholders can listen to the virtual Annual Meeting by signing onto the virtual Annual Meeting as a guest. However, if you wish to participate in the virtual Annual Meeting, you must sign on as a stockholder.

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the virtual Annual Meeting. Please follow the instructions on the proxy card, Notice or proxy material notification email that you received.

If you hold your shares through an intermediary, such as a bank or broker (a “Beneficial Holder”), and want to attend the virtual Annual Meeting (with the ability to ask a question and/or vote, if you choose to do so) you have two options:

(1)submit proof of your proxy power (legal proxy) from your bank or broker reflecting your Company holdings along with your name and email address to Computershare by email to: legalproxy@computershare.com, or by mail:
        Computershare
Kearny Financial Corp. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on October 14, 2025.

You will receive a confirmation of your registration by email after your registration materials have been received.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    4

(2)For the 2025 proxy season, an industry solution allows Beneficial Holders to register online for the virtual Annual Meeting to attend, ask questions and vote. We expect that the vast majority of Beneficial Holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to Beneficial Holders only. There is no guarantee this option will be available for every type of Beneficial Holder voting control number. The inability to provide this option to any or all Beneficial Holders will in no way impact the validity of the virtual Annual Meeting. Beneficial Holders may choose to register in advance, as described above, if they prefer to use this traditional, paper-based option.
In any event, please go to https://meetnow.global/MPNVHJN for more information on the available options and registration instructions.
The virtual Annual Meeting will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time to check in.

Participants in Employee Stock Plans and Holders of Non-Vested Restricted Stock Awards

If you are a participant in the Kearny Bank Employee Stock Ownership Plan (the “ESOP”), hold Kearny Financial common stock through the Kearny Bank Employees’ Savings Plan (the “401(k) Plan”), or hold non-vested restricted stock awards under the 2016 Equity Incentive Plan, you will receive a voting instruction form so that you may vote the shares under these plans and awards. Under the terms of the plans, you are entitled to direct the trustees how to vote the shares of Kearny Financial common stock credited to your account in the ESOP and 401(k) Plan and you are entitled to vote any non-vested restricted stock awards. The 401(k) Plan trustee and ESOP trustee, as applicable, will vote all shares for which it does not receive timely instructions from participants in the same proportion as shares for which each, as applicable, received voting instructions, and the unallocated ESOP shares will also be voted in the same proportion as shares for which the ESOP trustee received voting instructions. It is important that you direct the trustee how to vote your shares to allow sufficient time for voting by the trustees, your voting instructions must be received by 10:00 a.m. Eastern Time on Thursday, October 16, 2025.

Quorum and Vote Required
The presence, by attendance at the virtual Annual Meeting or by properly executed proxy, of the holders of a majority of the outstanding shares of Kearny Financial common stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. A proxy submitted by a broker that is not voted is sometimes referred to as a broker non-vote.
Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is “Withheld.” The ratification of the appointment of Crowe as the independent registered public accounting firm and the advisory vote to approve our executive compensation as described in this Proxy Statement is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “Abstain.”

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    5

Revocability of Proxies
You may revoke your proxy at any time before the vote is taken at the Annual Meeting. You may revoke your proxy by:
•submitting written notice of revocation to the Corporate Secretary of Kearny Financial prior to the voting of such proxy;
•submitting a properly executed proxy bearing a later date;
•using the Internet or telephone voting options explained on the proxy card; or
•voting during the virtual Annual Meeting; however, simply attending the virtual Annual Meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications regarding the revocation of your proxy should be addressed to:

Kearny Financial Corp.
120 Passaic Avenue
Fairfield, New Jersey 07004
Attention: Gail Corrigan, Corporate Secretary

If your shares are held in street name, you should follow your broker’s instructions regarding the revocation of proxies.

Solicitation of Proxies

Kearny Financial will bear the entire cost of soliciting proxies from you. In addition to the solicitation of proxies by mail, Kearny Financial will request that banks, brokers and other holders of record send proxies and proxy material to the beneficial owners of Kearny Financial common stock and secure their voting instructions. Laurel Hill Advisory Group, LLC will assist us in soliciting proxies, and we have agreed to pay them a fee of $7,500 plus reasonable expenses for their services. If necessary, Kearny Financial may also use several of its regular employees, who will not be specially compensated, to solicit proxies from stockholders. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Recommendation of the Board of Directors
Your Board of Directors unanimously recommends that you vote “FOR” each of the nominees for director listed in this Proxy Statement, “FOR” the ratification of Crowe as our independent registered public accounting firm for the year ending June 30, 2026, and “FOR” approval on an advisory basis of executive compensation as described in this Proxy Statement.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    6

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of August 22, 2025, regarding certain beneficial owners of shares of Kearny Financial common stock, including information regarding persons and entities known to Kearny Financial to be the beneficial owner of more than 5% of Kearny Financial’s issued and outstanding common stock and information regarding each director, named executive officer and all directors and executive officers of Kearny Financial as a group. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed shares of each class of common stock subject to options held by that person that were exercisable on or within 60 days of August 22, 2025 to be outstanding. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Shares Beneficially Owned	Percent of All Common Stock Outstanding(1)
5% Owners (including address):
Black Rock, Inc. 50 Hudson Yards New York, NY 10001	4,918,381(2)	7.60%
Kearny Bank ESOP Trust c/o Pentegra Services, Inc. 2 Enterprise Dr., Suite 408 Shelton, CT 06484	4,720,747(3)	7.29%
BlackRock Portfolio Management LLC 50 Hudson Yards New York, NY 10001	3,976,659(4)	6.14%
Renaissance Technologies Holding Corporation 800 Third Avenue New York, NY 10022	2,951,686(5)	4.56%
T. Rowe Price Investment Management, Inc. 101 E. Pratt Street Baltimore, MD 21201	2,844,028(6)	4.39%

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    7

Directors and Nominees:
Theodore J. Aanensen	246,677(7)	*
Raymond E. Chandonnet	155,848(8)	*
Curtland E. Fields	21,900	*
Catherine A. Lawton	135,000(9)	*
John J. Mazur, Jr.	323,600(10)	*
Joseph P. Mazza	305,548(11)	*
John F. McGovern	400,000(12)	*
Craig L. Montanaro	1,063,544(13)	1.63%
Leopold W. Montanaro	355,227(14)	*
Christopher Petermann	156,339(15)	*
Charles J. Pivirotto	65,528(16)	*
Melvina Wong-Zaza	30,410	*
Named Executive Officers:
Keith Suchodolski	296,648(17)	*
Sean Byrnes	41,927(18)	*
Patrick M. Joyce	309,371(19)	*
Anthony V. Bilotta, Jr.	205,586(20)	*
All directors and executive officers as a group (20 persons)	4,971,199	7.44%
______________________
*    Less than 1%.
(1)    Based on 64,744,523 shares of Kearny Financial common stock outstanding and entitled to vote as of August 22, 2025.
(2)    Based on Schedule 13G/A filed on February 7, 2025.
(3)    Based on Schedule 13G filed on February 13, 2025.
(4) Based on Schedule 13G filed on April 15, 2025.
(5) Based on Schedule 13G/A filed on February 13, 2025
(6) Based on Schedule 13G/A filed on February 14, 2025.
(7)    Includes options to acquire 100,000 shares, 11,529 shares held by Mr. Aanensen’s spouse (49 shares of which are held in the spouse’s deposit reinvestment account) and 1,000 shares held in trust for Mr. Aanensen’s grandchild.
(8)    Includes options to acquire 100,000 shares.
(9)    Includes options to acquire 75,000 shares.
(10)    Includes options to acquire 100,000 shares and 2,541 shares held by Mr. Mazur’s spouse.
(11)    Includes options to acquire 100,000 shares.
(12)    Includes options to acquire 100,000 shares.
(13) Includes options to acquire 540,000 shares, 142,193 shares held in the 401(k) Plan for the benefit of Mr. Montanaro, 65,097 shares held in the ESOP, 25,518 shares held in the Benefits Equalization Plan (the “BEP”) and 4,417 shares held by Mr. Montanaro’s child. 8,748 of the shares held by Mr. Montanaro have been pledged as collateral for a loan.
(14)    Includes options to acquire 100,000 shares.
(15) Includes options to acquire 100,000 shares and 200 shares held by Mr. Petermann’s child.
(16)    Includes 5,955 shares held in a 401(k) Plan for the benefit of Mr. Pivirotto.
(17)    Includes options to acquire 150,000 shares, 15,626 shares held in the 401(k) Plan for the benefit of Mr. Suchodolski, 20,614 shares held in the ESOP and 1,837 shares held in the BEP.
(18)    Includes 3,816 shares held in the 401(k) Plan for the benefit of Mr. Byrnes and 4,323 shares held in the ESOP.
(19)    Includes options to acquire 150,000 shares, 35,345 shares held in the 401(k) Plan for the benefit of Mr. Joyce, 63,341 shares held in the ESOP and 2,320 shares held in the BEP.
(20) Includes options to acquire 100,000 shares, 125 shares held in the 401(k) Plan for the benefit of Mr. Bilotta, 10,773 shares held in the ESOP and 296 shares held in the BEP.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    8

PROPOSAL I – ELECTION OF DIRECTORS

Kearny Financial’s Board of Directors currently consists of 12 members and is divided into three classes, with one class of directors elected each year. Each member of the Board of Directors also serves as a director of Kearny Bank.
Five directors will be elected at the Annual Meeting. On the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated John J. Mazur, Jr., Raymond E. Chandonnet, John F. McGovern, Christopher Petermann and Melvina Wong-Zaza for election as directors, each of whom has agreed to serve if so elected. Each of Messrs. Mazur, Chandonnet, McGovern and Petermann have been nominated to serve for a term of three years or until his successor has been elected and qualified. In order to more evenly distribute the directors among the three classes, Ms. Wong-Zaza has been nominated to serve for a term of two years or until her successor has been elected and qualified. Each of the nominees is a current member of the Kearny Financial Board of Directors and each was previously elected by stockholders.
Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which any such nominee was selected. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the proxy card, if executed and returned, will be voted “FOR” the election of all nominees.
In the event that any nominee is unable or declines to serve, the persons named on the proxy card as proxies will vote with respect to a substitute nominee designated by Kearny Financial’s current Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees would be unable or would decline to serve, if elected.
KEARNY FINANCIAL’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    9

Directors and Executive Officers of Kearny Financial
The following table sets forth for each nominee, continuing director and executive officer of Kearny Financial and Kearny Bank, as applicable: name, position with Kearny Financial, age, year of first election or appointment and expiration of current term if a director.

Name and Position with Company	Age as of June 30, 2025	Year First Elected or Appointed	Current Term to Expire
BOARD NOMINEE FOR TERM TO EXPIRE IN 2027
Melvina Wong-Zaza Director	60	2023	2025
BOARD NOMINEES FOR TERM TO EXPIRE IN 2028
John J. Mazur, Jr. Chairman of the Board, Director	71	1996	2025
Raymond E. Chandonnet Director	59	2015	2025
John F. McGovern Director	64	1999	2025
Christopher Petermann Director	66	2015	2025
DIRECTORS CONTINUING IN OFFICE
Theodore J. Aanensen Director	80	1986	2026
Curtland E. Fields Director	73	2023	2026
Joseph P. Mazza Director	81	1993	2026
Charles J. Pivirotto Director	71	2018	2026
Catherine A. Lawton Director	68	2018	2027
Craig L. Montanaro President and Chief Executive Officer, Director	58	2010	2027
Leopold W. Montanaro Director	85	2003	2027

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    10

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Name and Position with Company	Age as of June 30, 2025	Year First Appointed

Keith Suchodolski Senior Executive Vice President, Chief Operating Officer	45	2018
Sean Byrnes Executive Vice President, Chief Financial Officer	48	2024
Patrick M. Joyce Executive Vice President, Chief Lending Officer	60	2002
Anthony V. Bilotta, Jr. Executive Vice President, Chief Banking Officer	64	2018
Cassia J. Beierle, Esq. Executive Vice President, General Counsel	43	2025
Thomas D. DeMedici Executive Vice President, Chief Credit Officer	64	2017
Erika K. Parisi Executive Vice President, Chief Administrative Officer	60	2002
Timothy A. Swansson Executive Vice President, Chief Technology & Innovation Officer	48	2019

Business Experience and Qualifications of Directors

Our Board of Directors is comprised of individuals with considerable and varied business experiences, backgrounds, skills and qualifications. Collectively, they have a strong knowledge of our Company’s business, strategy and markets and are committed to enhancing long-term stockholder value. Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years.

Nominees for Director

John J. Mazur, Jr. was appointed to serve on the Board of Directors of Kearny Financial and the Board of Directors of Kearny Bank in 1996 and was appointed Chairman of the Board of Directors of Kearny Financial and Kearny Bank in 2004. He currently serves on the Board of the Meadowlands Chamber of Commerce as well as the Board of Regents at Felician University. Mr. Mazur was the President/Chief Executive Officer of Elegant Desserts, a wholesale bakery located in Lyndhurst, New Jersey, which opened in 1994 and sold gourmet cakes locally and nationally until it was sold in 2017. He continued as President of the new company through March 2020. From 1976 to 2003, he was also a partner and general manager of Mazur’s Bakery, in Lyndhurst, New Jersey, a family-owned business that operated from 1936 until 2003 when it was sold. Mr. Mazur is a graduate of Villanova University.

Mr. Mazur is currently in real estate management and actively involved in bringing in new business relationships to the Bank. He has extensive knowledge of the banking industry and brings strong marketing and sales skills to the Board as well as a wide range of experience in business management and employee relations.

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Raymond E. Chandonnet was appointed to serve on the Board of Directors of Kearny Financial and the Board of Directors of Kearny Bank in 2015. He is the founder and sole practitioner of BankStrategies.net, an advisory company he started in 2014 that provides balance sheet and technology strategy consulting to banks, credit unions and FinTech/BankTech companies. From 1992 to 2014, Mr. Chandonnet served as head of Bank Balance Sheet Strategy for Sandler O’Neill & Partners, JPMorgan Securities, Lehman Brothers, First Union Capital Markets and FHLB Boston. The roster of banking-related clients he has worked with over his career includes banks and credit unions, Federal Home Loan Banks, regulators, public accounting firms and FinTech companies.

Mr. Chandonnet has been a frequent publisher and speaker on a wide range of issues related to bank financial management and technology utilization. He holds a Masters of Science in Data Science from Merrimack College in North Andover, MA, a Masters of Science in Finance from Bentley University in Waltham, MA, and a Bachelor’s Degree in Computer Science from Merrimack College. He also serves on the Board of Advisors for the School of Engineering and Computational Sciences at Merrimack College.

Mr. Chandonnet’s background brings a strong understanding of accounting, regulatory and tax issues to the Board along with his beneficial knowledge of balance sheet structure and strategies and his familiarity with information technology and FinTech.

John F. McGovern was appointed to serve on the Board of Directors of Kearny Financial and the Board of Directors of Kearny Bank in 1999. He has worked as a self-employed Certified Public Accountant (“CPA”) since 1986 and Certified Financial Planner (“CFP”) since 1995 and holds the designation of Personal Financial Specialist (“PFS”) from the American Institute of Certified Public Accountants. Since 2001, he has been a federally registered investment advisor. Mr. McGovern is also the owner of McGovern Monuments, Inc., a monument sales and lettering company located in North Arlington, New Jersey that has been family owned and operated since 1924. Mr. McGovern is involved in local and community organizations, including the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants. He has been designated as an audit committee financial expert under the Securities and Exchange Commission’s rules and regulations.

Through his considerable experience as a CPA/PFS and CFP and his strong risk assessment, financial reporting and internal control expertise, as well as extensive knowledge of accounting and regulatory issues, Mr. McGovern provides an essential understanding of public accounting and financial matters to the Board.

Christopher Petermann was appointed to serve on the Board of Directors of Kearny Financial and the Board of Directors of Kearny Bank in 2015. He is a Certified Public Accountant, the Co-Managing Partner of PKF O’Connor Davies, LLP, a member of the firm’s Executive Committee and serves as Co-Partner-in-Charge for the Private Foundation and Philanthropic Services Practice. He has over 30 years of specialized experience in accounting for exempt organizations and private foundations, as well as closely held businesses and financial services entities. He holds a number of professional committee and community board positions including involvement with the NJ Symphony Orchestra, along with the American Institute of Certified Public Accountants, the New Jersey Society of Certified Public Accountants and the New York State Society of Certified Public Accountants. In 2022, he was appointed to the Board of American Capital Management, Inc. Mr. Petermann holds a Bachelor of Science degree in accounting from Bucknell University. He has been designated as an audit committee financial expert under the Securities and Exchange Commission’s rules and regulations.

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Mr. Petermann provides the Board with proficient guidance relative to financial reporting, accounting and tax matters as well as internal control and governance issues as an independent director.

Melvina Wong-Zaza was appointed to serve on the Board of Directors of Kearny Financial and the Board of Directors of Kearny Bank in June 2023. She currently holds the position of Senior Director, Strategic Global Clients at CMA-CGM Group, a global shipping company where she provides executive leadership and innovative solutions to global clients in Asia, Europe and USA markets. Her career spans over 30 years in senior management and executive roles bridging sales, strategic marketing/pricing, customer service/documentation center management and e-commerce. Ms. Wong-Zaza is experienced at developing and expanding new markets with a focus on establishing long-term profitable client relationships.

Ms. Wong-Zaza brings to the Board strong leadership and business management skills along with expertise in sales and operational effectiveness.

Continuing Directors with Terms to Expire in 2026

Theodore J. Aanensen was appointed to serve on the Board of Directors of Kearny Financial and the Board of Directors of Kearny Bank in 1986. He served as Chairman of the Board of Kearny Bank from January 2000 through January 2004 and as Chairman of the Board of Kearny Financial from March 2001 through January 2004. He is a co-owner of Aanensen’s, a luxury home remodeling and custom cabinetry company established in Kearny, New Jersey in 1951, serving as President since 1982. Mr. Aanensen is a graduate of Upsala College.

With over 50 years of business experience, Mr. Aanensen has strong leadership, sales and customer assessment skills. Mr. Aanensen’s broad understanding of Kearny Bank’s industry strengthens the Board’s collective knowledge of our business and the policies and practices of the Board as its governing body.

Curtland E. Fields was appointed to serve on the Board of Directors of Kearny Financial and the Board of Directors of Kearny Bank in June 2023. He is President, Chief Executive Officer and Trustee of the Turrell Fund, an endowed private foundation serving children and their families in New Jersey and Vermont. Mr. Fields has also been a Trustee of the Fund since 1997, and he was appointed President and Chief Executive Officer of the Fund in 2005 after a distinguished career with AT&T. Mr. Fields served as President of the $4 billion Consumer Services Division at AT&T and prior to that as President of AT&T’s largest operating region in the Midwest. His experience at AT&T included assignments of increasing responsibility in finance, operations and marketing and included key assignments in the Office of the Chairman. Mr. Fields holds an undergraduate degree in architecture and engineering, with high honors, from Princeton University. He also holds a master’s in business administration, in finance and marketing, with honors, from the Wharton School at the University of Pennsylvania.

Mr. Fields’ background brings a strong understanding of financial environments, business management skills and experience in community endeavors which makes him a valuable addition to the Board.

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Joseph P. Mazza was appointed to serve on the Board of Directors of Kearny Financial and the Board of Directors of Kearny Bank in 1993. He was the sole owner of a dental practice in Rutherford, New Jersey from 1971 to 2021. Dr. Mazza also serves on the Delta Dental of New Jersey, Inc. Board of Trustees, where he served as Chairman of the Audit Committee and currently serves as Chairman of the Strategy Committee. In 2019, he was elected to the Board of Directors of Flagship Health Systems, Inc. and in 2025, he was elected to the Board of Directors of Delta Dental of Connecticut. He is also on the Board of Directors of the Rutherford Senior Citizens Center (55 Kip), a regional senior center. He served in the U.S. Army from 1969 to 1971, both in the U.S. and abroad, and then continued to serve in the U.S. Army Reserves as a Lieutenant Colonel through 1993. Dr. Mazza is a graduate of Seton Hall University and the University of Pennsylvania.

Dr. Mazza brings to the Board strong leadership and business management skills along with valuable experience relating to governance and ethical issues.

Charles J. Pivirotto was appointed to serve on the Board of Directors of Kearny Financial and the Board of Directors of Kearny Bank in 2018. Mr. Pivirotto served on the Board of Clifton Bancorp Inc. and Clifton Savings Bank and was the Audit Committee Chairman from February 2007 until the bank was acquired by Kearny Financial in 2018. Mr. Pivirotto is a Certified Public Accountant (“CPA”) and was formerly the managing shareholder of Pivirotto & Company, CPA’s, PA, and he is currently a partner at Geltrude & Company, LLC. Mr. Pivirotto has been awarded a Certificate of Educational Achievement by the American Institute of CPA’s Continuing Professional Education Division for “Tax Planning and Advising for Closely Held Businesses.” He is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants. Mr. Pivirotto is a graduate of William Paterson University.

Mr. Pivirotto’s extensive expertise in financial reporting, accounting and tax matters and regulatory and compliance issues provides the Board with broad and valuable risk assessment, financial reporting, internal control and business management insight.

Continuing Directors with Terms to Expire in 2027

Catherine A. Lawton was elected to serve on the Board of Directors of Kearny Financial and the Board of Directors of Kearny Bank in October 2018. Prior to her retirement in 2019, Ms. Lawton was a principal in the investment banking group of Sandler O’Neill + Partners, L.P. (“Sandler O’Neill”), a full-service investment bank serving the financial institutions industry. During her 25-year career at Sandler O’Neill, Ms. Lawton was responsible for providing a wide range of investment banking services to community banks, including general strategic planning, mergers and acquisitions, and public and private capital raising transactions. From 1993 to 2004, Ms. Lawton also served as Sandler O’Neill’s General Counsel. Prior to joining Sandler O’Neill, Ms. Lawton spent nine years in the corporate and banking group of a large New York law firm advising financial institutions and prior to that was a Certified Public Accountant with KPMG. Ms. Lawton holds a Bachelor of Science in Business Administration from Georgetown University and a Juris Doctor from the University of Virginia School of Law.

Ms. Lawton brings a deep knowledge of markets and valuation to the Board, together with a strength in corporate governance, risk assessment and general financial matters.

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Craig L. Montanaro was appointed to serve on the Board of Directors of Kearny Financial and the Board of Directors of Kearny Bank in 2010. Mr. Montanaro joined Kearny Bank in 2003 when Kearny acquired West Essex Bank where he served as Senior Vice President and Chief Operating Officer. He was appointed President and Chief Executive Officer of Kearny Financial and Kearny Bank in April 2011. Prior to that time, he had served as President and Chief Operating Officer since April 2010. He previously performed the duties of Senior Vice President and Director of Strategic Planning for Kearny Bank and Kearny Financial from 2005 to March 2010 and from 2003 to 2004 served as Vice President and Regional Branch Administrator. Mr. Montanaro serves as President and member of the Board of Directors of the KearnyBank Foundation. Active in community and professional organizations, he serves as Chairman of the Chilton Hospital Foundation as well as a Trustee of the Wood-Ridge Memorial Foundation. Mr. Montanaro is also a member of the Boards of Directors of Junior Achievement of New Jersey, Spring Lake Hope Foundation, New Jersey Bankers Business Services and New Jersey Bankers where he serves as Chair. He is a graduate of Syracuse University earning a Bachelor’s Degree in finance and marketing and in 2000 received his MBA from Fairfield University. He also received a Graduate Degree in banking from the National School of Banking at Fairfield University. Craig L. Montanaro is the son of Director Leopold W. Montanaro.

In addition to his wide range of management experience and leadership skills, Mr. Montanaro’s strong economic background and his knowledge and understanding of the financial, economic, social and regulatory environments make him a valuable asset to the Board of Directors.

Leopold W. Montanaro was appointed to serve on the Board of Directors of Kearny Financial and the Board of Directors of Kearny Bank in 2003. He also serves as a director of the KearnyBank Foundation. Mr. Montanaro is retired and was the Chairman, President and Chief Executive Officer of West Essex Bancorp, Inc. and West Essex Bank where he was employed since 1972 until that bank was acquired by Kearny Financial in 2003. He also served in the U.S. Naval Submarine Service. Mr. Montanaro is the father of Craig L. Montanaro, President and Chief Executive Officer of Kearny Financial and Kearny Bank.

Mr. Montanaro’s past service as President of a financial institution, director on the board of the Federal Home Loan Bank of New York, Chairman of the Board of Directors of the New Jersey Thrift and Bankers Association and his participation in our local community for 50 years brings an extensive knowledge of the financial, economic and regulatory challenges we face as well as knowledge of the local economy and business opportunities for Kearny Bank.

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Board of Directors Composition

The Board of Directors regularly reviews the skills and characteristics required of directors to help ensure a qualified Board. The table below summarizes certain knowledge, skills and experience that our directors bring to the Board to enable effective oversight and is not an exhaustive list of each director’s strengths or contributions to the Board. The degree of knowledge, skills and experience may vary among Board members.

Knowledge, Skills & Experience	# of Board Members
Audit and/or Compliance	10
Financial	12
Commercial Real Estate	10
Industry Knowledge	10
Leadership	12
Risk Management	11
Strategic Planning	12
Technology and/or Cyber Matters	9
The Board of Directors understands the value that diverse perspectives bring to our Board and its governance process. The onboarding of new directors with varied skill sets and backgrounds continues to be an important component of the Board’s succession planning.

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Business Experience and Qualifications of Executive Officers Who Are Not Directors
The business experience for the past five years of each of our executive officers who are not directors is set forth below. Unless otherwise indicated, the executive officer has held his or her position for the past five years.

Keith Suchodolski was appointed Senior Executive Vice President and Chief Operating Officer of Kearny Financial and Kearny Bank in July 2024. In this role, he is responsible for strategic oversight of retail and business banking, human resources, marketing, corporate finance and corporate administration. Mr. Suchodolski previously served as Chief Financial Officer of Kearny Financial and Kearny Bank since July 2018, Senior Vice President and Chief Accounting Officer since March 2018, Senior Vice President and Controller since June 2014 and First Vice President and Controller since January 2013. He has been employed in the banking industry since 2001 and, prior to his employment with the Company, served in various accounting and finance roles within financial institutions in the Mid-Atlantic region. Mr. Suchodolski holds a Master of Business Administration degree, with a specialization in Finance, from Fairleigh Dickinson University, a Bachelor of Science degree from Ramapo College of New Jersey and a post-graduate certificate in Advanced Accounting from the University of Maryland.

Sean Byrnes was appointed Executive Vice President and Chief Financial Officer of Kearny Financial and Kearny Bank in July 2024 after serving as Executive Vice President and Deputy Chief Financial Officer since July 2023. He previously served as Senior Vice President and Chief Accounting Officer of Kearny Bank since 2020. Prior to joining Kearny Bank, Mr. Byrnes held senior financial roles at Amboy Bank, Cantor Commercial Real Estate and Prudential Financial. Mr. Byrnes holds a Master of Business Administration degree from Pace University and a Bachelor of Science degree from Ithaca College. In addition, he is a Certified Public Accountant registered in the State of New Jersey and holds the Chartered Financial Analyst (CFA) designation.

Patrick M. Joyce was appointed Executive Vice President and Chief Lending Officer of Kearny Financial and Kearny Bank in April 2014, having previously served as Senior Vice President and Chief Lending Officer of Kearny Bank since 2002 and as Vice President of Loan Originations from 1999 to 2002. He was formerly employed by South Bergen Saving Bank where he served as Assistant Corporate Secretary and as a Loan Originator and joined Kearny Bank when South Bergen Savings Bank was acquired by Kearny Bank in 1999. He joined South Bergen Savings Bank in 1985.

Anthony V. Bilotta, Jr. was appointed Executive Vice President and Chief Banking Officer of Kearny Financial in July 2022, having previously served as Executive Vice President and Chief Banking Officer of Kearny Bank since June 2018. He is an experienced banker with more than 40 years of banking experience. Mr. Bilotta previously held the role of Executive Vice President and Director of Retail Banking at Peapack Gladstone Bank where he was responsible for all aspects of retail banking, sales development, corporate marketing, business development, treasury management and government banking from 2013 until his appointment as an executive officer of Kearny Bank. Prior to Peapack Gladstone Bank, Mr. Bilotta held executive positions at a variety of financial institutions.

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Cassia J. Beierle, Esq. was appointed Executive Vice President and General Counsel of Kearny Financial and Kearny Bank in July 2025, having previously served as Senior Vice President and General Counsel since August 2022. Ms. Beierle oversees the Bank’s legal function and provides strategic legal counsel on a wide range of matters, including corporate governance, regulatory compliance, risk management and employment law. Prior to joining Kearny Bank, Ms. Beierle was employed by Investors Bank where she served as Deputy General Counsel since 2021 and Assistant General Counsel since 2018. There she played a key role in cross-functional legal operations until the bank’s acquisition in April 2022. Her legal career spans both private practice and in-house counsel roles, with a focus on financial institutions. Ms. Beierle earned her Juris Doctor from Brooklyn Law School and holds a Bachelor of Arts from Columbia University. She is admitted to practice law in both New Jersey and New York.

Thomas D. DeMedici was appointed Executive Vice President and Chief Credit Officer of Kearny Financial and Kearny Bank in June 2017, having previously served as Senior Vice President and Chief Credit Officer of Kearny Bank since September 2010. He is a seasoned banking professional with over 35 years of banking and lending experience. During his career, Mr. DeMedici has held previous executive officer positions at other banking institutions including President and Chief Operating Officer and Executive Vice President/Chief Lending Officer.

Erika K. Parisi was appointed Executive Vice President and Chief Administrative Officer of Kearny Financial and Kearny Bank in July 2019, having previously served as Executive Vice President and Director of Customer Relationship Management Analytics of Kearny Bank since June 2016. She has also served as Executive Vice President and Branch Administrator of Kearny Bank since April 2014, as Senior Vice President and Branch Administrator of Kearny Bank since 2002 and Vice President and Branch Administrator from 1999 to 2002. She was formerly employed by South Bergen Savings Bank as Vice President/Branch Administrator and joined Kearny Bank when South Bergen Savings Bank was acquired by Kearny Bank in 1999. She joined South Bergen Savings Bank in 1991. Ms. Parisi holds a Bachelor of Science degree, majoring in accounting, from the State University of New York at Albany.

Timothy A. Swansson was appointed Executive Vice President and Chief Technology and Innovation Officer of Kearny Financial and Kearny Bank in July 2019. He previously served as Senior Vice President and Chief Technology and Innovation Officer of Kearny Bank since 2017 and had also served as Senior Vice President and Chief Technology Officer; Senior Vice President and Director of Information Technology; and 1st Vice President and Director of Information Technology. He was formerly employed by a technology service provider and had been working directly with Kearny Bank since 2003 until he was appointed an officer of Kearny Bank in 2008.

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Corporate Governance Matters

Corporate Governance Highlights

•Separation of Board Chair and CEO

•No directors currently serve on other public company boards

•Shareholder right to call special meetings

•Annual Board and committee self-evaluations

•Annual review of CEO succession plan by the independent directors with the CEO

•Executive and director stock ownership requirements

•Maintains a Corporate Responsibility Committee

•All directors attended greater than 75% of all fiscal 2025 Board and committee meetings that they were eligible to attend

•Ongoing director training and education

•Annual Say-on-Pay voting

•Compensation recoupment “clawback” policy

Board Independence

The Board of Directors determines the independence of each director and director nominee in accordance with Nasdaq Stock Market rules, which include all elements of independence as set forth in the listing requirements for Nasdaq securities. The Board of Directors has determined that Messrs. Aanensen, Chandonnet, Fields, Mazur, Mazza, McGovern, Petermann, Pivirotto and Mses. Lawton and Wong-Zaza are “independent” within the meaning of such standards. In determining the independence of our directors and director nominees, the Board of Directors considered certain transactions, relationships and arrangements between the Company and its directors and director nominees that are not required to be disclosed in this Proxy Statement under the heading “Transactions With Certain Related Persons.”

Code of Ethics

The Company has adopted a Code of Ethics that reflects current circumstances and Securities and Exchange Commission and Nasdaq definitions for such codes. The code of business conduct and ethics covers the Company, Kearny Bank and other subsidiaries. Among other things, the code of business conduct and ethics includes provisions regarding honest and ethical conduct, conflicts of interest, full and fair disclosure, compliance with law, and reporting of and sanctions for violations. The code applies to all directors, officers and employees of the Company and subsidiaries. A copy of the Code of Ethics (referred to as Conflicts of Interest & Code of Conduct) may be viewed through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com. As further matters are documented, or if those documents (including the Code of Ethics) are changed, waivers from the code of business conduct and ethics are granted, or new procedures are adopted, those new documents, changes and/or waivers will be posted on the website.

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Transactions With Certain Related Persons

Since the beginning of the last fiscal year, no directors, executive officers or their immediate family members have had a direct or indirect material interest in any transactions in which we or any subsidiary were a participant involving an amount in excess of $120,000 (other than loans from Kearny Bank).

Kearny Bank makes loans to its executive officers and directors in the ordinary course of business. Kearny Bank has adopted written policies governing these loans. In accordance with federal regulations, all such loans or extensions of credit were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Kearny Bank and did not involve more than the normal risk of collectability or present other unfavorable features. All such loans are approved in advance by the Board of Directors with any interested director abstaining. Loans to insiders are monitored on a monthly basis to ensure continued compliance with Kearny Bank’s lending policies.

The Nominating and Corporate Governance Committee is responsible for reviewing transactions with directors, executive officers and their family members, for the purpose of determining whether the transactions are in compliance with our policies and should be ratified and approved.

Board Leadership Structure and Role in Risk Management

Under the Board of Directors’ current leadership structure, the offices of Chairman of the Board and Chief Executive Officer are held by separate individuals. John J. Mazur, Jr. serves as Chairman of the Board of Directors. Mr. Mazur is an independent director and does not serve in any executive capacity with the Company. The Company’s Chief Executive Officer is Craig L. Montanaro. Although the offices of Chairman of the Board and Chief Executive Officer are currently held by separate individuals, the Board of Directors has not made a determination that this is the appropriate leadership structure for the Board of Directors in all circumstances and reserves the right to combine these offices in the future if deemed appropriate under the circumstances.

The Board of Directors has general authority over the Company’s risk oversight function, with authority delegated to the Enterprise Risk Management Committee to review risk management policies and practices in specific areas of the Company’s business. The Audit & Compliance Committee is primarily responsible for providing oversight of the financial reporting process, the audit process, the system of internal controls and compliance with laws and regulations. The Audit & Compliance Committee works closely with officers involved in the risk management function and the internal audit staff who report directly to the Audit & Compliance Committee.

Operation of the Board of Directors

During the year ended June 30, 2025, the Board of Directors of Kearny Financial held 18 meetings. During this period, no director attended fewer than 75% of the total meetings of the Board of Directors and committees on which he or she served during the period for which he or she had been a director. The Board of Directors maintains an Audit & Compliance Committee, a Corporate Responsibility Committee, an Executive Committee, an Interest Rate Risk Management Committee, an Asset Quality Committee, an Enterprise Risk Management Committee, a Nominating and Corporate Governance Committee, an Information Security Committee and a Compensation Committee. There were two executive sessions of the Board of Directors held during the year ended June 30, 2025.

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Corporate Responsibility Committee. This committee consists of Directors Petermann (Chair), Lawton, Mazur and Montanaro (Craig). The responsibilities of this committee include the primary oversight of Corporate Responsibility related strategies, initiatives, policies, disclosures and risk management. This committee meets as needed and met two times during the year ended June 30, 2025. For further information, please refer to the Company's Corporate Responsibility disclosures, which may be viewed through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com.

Enterprise Risk Management Committee. This committee consists of Directors Lawton (Chair), Chandonnet, Fields, McGovern and Montanaro (Leopold). The responsibilities of this committee encompass determining the Company’s appropriate level of risk and strategy, monitoring management’s implementation thereof, identifying and managing multiple and cross-enterprise operational and strategic risks and monitoring the Company’s overall risk position. This committee is scheduled to meet quarterly and as needed and met six times during the year ended June 30, 2025.

Compensation Committee. This committee consists of Directors Aanensen (Chair), Petermann and Wong-Zaza. Each member of the Compensation Committee is independent in accordance with the current listing standards of The Nasdaq Stock Market, including the enhanced independent requirements for compensation committee members of listed companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Board of Directors has adopted a written charter for the Compensation Committee which is available through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com. The responsibilities of this committee include review and approval of the compensation of members of the Board of Directors, Board committee members and the executive officers of the Company and Kearny Bank. The Committee shall also develop and assess corporate goals, objectives and performance relevant to the compensation of the directors and executive officers. This committee reviews industry compensation surveys and reviews the recommendations of management on employee compensation matters. This committee meets as needed and met eight times during the year ended June 30, 2025.

Audit & Compliance Committee. This committee consists of Directors McGovern (Chair), Mazur, Mazza and Petermann. Each member of the Audit & Compliance Committee is independent in accordance with the listing standards of The Nasdaq Stock Market, including those standards specifically applicable to audit committee members. The Board of Directors has determined that John F. McGovern and Christopher Petermann are audit committee financial experts within the meaning of the rules of the Securities and Exchange Commission. This committee’s responsibilities include oversight of the internal audit and regulatory compliance activities and monitoring management and employee compliance with the Board of Directors’ audit policies and applicable laws and regulations. This committee is directly responsible for the appointment, compensation, retention and oversight of the work of the external auditors. The Board of Directors has adopted a written charter for the Audit & Compliance Committee, which governs its composition, responsibilities and operation. A copy of this charter is available through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com. This committee meets monthly and also periodically with the internal auditor, the compliance officer and the external auditors and met 17 times during the year ended June 30, 2025.

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Audit & Compliance Committee Report. For the fiscal year ended June 30, 2025, the Audit & Compliance Committee: (i) reviewed and discussed the Company’s audited financial statements with management; (ii) discussed with the Company’s independent auditor for the fiscal year ended June 30, 2025, Crowe, all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and (iii) received from Crowe written disclosures and the letter concerning the firm’s independence with respect to the Company, as required by the applicable requirements of the Public Company Accounting Oversight Board. Based on the foregoing review and discussions, the Audit & Compliance Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 for filing with the Securities and Exchange Commission.

This Audit & Compliance Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Kearny Financial specifically incorporates this information by reference, and shall not otherwise be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission under such Acts.

Audit & Compliance Committee:    John F. McGovern (Chair)
    John J. Mazur, Jr.
    Joseph P. Mazza
    Christopher Petermann

Nominating and Corporate Governance Committee. This committee consists of Directors Mazur (Chair), Aanensen, McGovern and Petermann and is responsible for, among other things, the annual selection of nominees for election as directors. Each member of the Nominating and Corporate Governance Committee is independent in accordance with the listing standards of The Nasdaq Stock Market. This committee operates under a written charter, which governs its composition, responsibilities and operations. A copy of this charter is available through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com. The committee meets as needed and met four times during the year ended June 30, 2025.

The charter states that in evaluating candidates for nomination, the Nominating and Corporate Governance Committee will consider, among other things, the candidates’ knowledge (including relevant industry knowledge), understanding of the Company’s business, experience, skills, substantive areas of expertise, financial literacy, innovative thinking, business judgment, achievements, independence, personal and professional integrity, character, reputation, ability to represent the interests of all stockholders, time availability in light of other commitments, dedication, absence of conflicts of interest, diversity and other factors required to be considered under applicable laws, rules or regulations or that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board of Directors. The Nominating and Corporate Governance Committee considers diversity in market knowledge, background, experience, qualifications and other factors as part of its evaluation of each candidate.

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The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating and Corporate Governance Committee’s process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and Kearny Bank. Additionally, the Nominating and Corporate Governance Committee will consider persons recommended by stockholders of the Company in selecting the individuals the Nominating and Corporate Governance Committee recommends to the Board of Directors for selection as the Board of Directors’ nominees. The Nominating and Corporate Governance Committee will evaluate persons recommended by directors or officers of the Company or Kearny Bank and persons recommended by stockholders in the same manner.

To be considered in the Nominating and Corporate Governance Committee’s selection of individuals the Nominating and Corporate Governance Committee recommends to the Board of Directors for selection as the Board of Directors’ nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year’s annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered.

Management believes that it is in the best interest of Kearny Financial and its stockholders to provide sufficient time to enable management to disclose to stockholders information about a dissident slate of nominations for directors. This advance notice requirement may also give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interests of stockholders generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management’s nominees or proposals, even if stockholders believe such nominees or proposals are in their best interests.

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Employee, Officer and Director Hedging

The Company has adopted an anti-hedging and anti-pledging policy, which prohibits directors and executive officers from engaging in or effecting any transaction designed to hedge or offset the economic risk of owning shares of Company common stock.

Accordingly, any hedging, derivative or other equivalent transaction that is specifically designed to reduce or limit the extent to which declines in the trading price of Company common stock would affect the value of the shares of Company common stock owned by an executive officer or director is prohibited. Cashless exercises of employee stock options are not deemed short sales and are not prohibited. This policy does not prohibit transactions in the stock of other companies.

The anti-hedging and anti-pledging policy also prohibits directors and executive officers from holding Company securities in a margin account or pledging Company securities as collateral for any other loan. An exception to this prohibition may be granted, in the sole discretion of the Board of Directors or the Nominating and Corporate Governance Committee of the Board of Directors and may be based on any relevant factors, including the percentage of securities held by the individual that is currently pledged and the magnitude of aggregate pledged shares in relation to total shares outstanding, market value or trading volume. Other than 8,748 shares pledged by Craig L. Montanaro, no other shares are currently pledged by a director or executive officer. The shares referenced are unchanged from the prior fiscal year.

The Company does not have anti-hedging policies or procedures that are applicable to the Company’s employees who are not executive officers and as such, hedging transactions by non-executive employees are not prohibited.

The information provided under this Employee, Officer and Director Hedging section shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that Kearny Financial specifically incorporates this information by reference.

Insider Trading Policy

We have adopted insider trading policies for directors, officers and employees of the Company that govern the purchase, sale and/or other dispositions of our common shares and other securities by our directors, executive officers, employees and any member of his or her immediate family living in his or her household. The insider trading policy prohibits trading in Company securities when the director, executive or employee has material, non-public information about the Company.

In addition to the above restrictions, the insider trading policy requires that our Section 16 officers pre-clear every transaction involving Company securities with the Company's compliance officers. Pre-clearance obligations apply to all transactions in Company securities. Additionally, directors and certain officers are prohibited from trading in Company securities during certain blackout periods.

The foregoing summary of our insider trading policy does not purport to be complete and is qualified in its entirety by reference to the full text of the policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

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Compensation Discussion and Analysis (“CD&A”)

This section discusses the Company’s executive compensation philosophy, guidelines and programs, and the material factors affecting the Company’s decisions regarding the compensation of its senior executives. This CD&A is presented to give our stockholders a clear and comprehensive picture of the Company’s executive compensation program, and its individual components. The Named Executive Officers (“NEOs”) for the fiscal year 2025 are:

•Craig L. Montanaro, President and Chief Executive Officer (“CEO”)

•Keith Suchodolski, Senior Executive Vice President and Chief Operating Officer (“COO”)

•Sean Byrnes, Executive Vice President and Chief Financial Officer (“CFO”)

•Patrick M. Joyce, Executive Vice President and Chief Lending Officer (“CLO”)

•Anthony V. Bilotta, Jr., Executive Vice President and Chief Banking Officer (“CBO”)

Executive Summary

Our executive compensation program is designed to create a competitive compensation program that rewards sustained financial performance while safeguarding the long-term success of the Company and promoting a culture of high performance.

Compensation Actions At-A-Glance. Taking into account our performance, stockholder feedback and our compensation best-practices, the Compensation Committee took the following actions concerning the compensation of the NEOs:
•Base Salaries: The Committee approved increases for certain NEOs effective July 1, 2024.
•Executive Management Incentive Program: Each of the NEOs participated in the Executive Management Incentive Program. Consistent with our financial performance, incentive payouts were slightly above target at approximately 104% of the reduced target opportunities.
•Long-Term Equity Awards: Each of the NEOs received an equity grant during fiscal year 2025, with 50% in performance-based and 50% in time-based restricted stock units.

“Say on Pay” Vote. On October 17, 2024, stockholders voted on a non-binding resolution to approve the compensation for the NEOs, commonly referred to as a “say on pay” vote. The resolution was approved with a 95.65% affirmative vote, demonstrating strong support of the Compensation Committee’s executive pay decisions. We received over 95% vote in favor of our executive compensation in each of the last six years.
Compensation Best Practices. Our executive compensation program is grounded in the following policies and practices, which promote sound compensation governance, enhance our pay-for-performance philosophy and further align our executives’ interests with those of our stockholders:

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    25

WHAT WE DO	WHAT WE DO NOT DO
Significant emphasis on performance-based, “at-risk” compensation	X	No fully discretionary annual incentive plans
Independent compensation consultant engaged by the Compensation Committee	X	No repricing and exchange of underwater options for cash or shares without stockholder approval
Annual risk assessments	X	No short vesting periods for awards of restricted stock and grants of stock options
Compensation recoupment “clawback” policy	X	No significant perquisites
Stock ownership guidelines	X	No excise tax gross-ups in our employment and change in control agreements
Anti-hedging and pledging policy	X	No “single trigger” change in control severance

What Guides our Executive Compensation Program

Compensation Philosophy and Objectives. Our compensation philosophy is driven by the following guiding principles that reinforce the critical connections between business performance, stockholder value creation and senior leadership:

•Pay for Performance: A substantial portion of a NEO’s total compensation should be variable and contingent upon the attainment of certain specific and measurable annual- and long-term business performance objectives.
•Stockholder Alignment: Executives should be compensated through a mix of components (base salaries, annual- and long-term incentives) designed to create long-term value for our stockholders, as well as foster a culture of ownership.

•Competitiveness: Target compensation is set at a level that is competitive with that being offered to individuals holding similar positions at other organizations with which we compete for business and talent.

•Attraction and Retention: The executive compensation program should enable Kearny Bank to retain superior executive talent, as well as attract additional top-tier leadership.

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The Principal Components of Compensation. Our compensation philosophy is supported by the following principal components in our executive compensation program.

Compensation Component	Form	Purpose
Base Salary	Cash (Fixed)	Provide a fixed level of pay that recognizes the NEO’s scope of responsibilities, skills, performance and experience for the value of his or her role.
Executive Management Incentive Program	Cash (Variable)	Motivate and reward NEOs for achieving annual Company, business unit and individual goals that support the long-term strategic plan.
Long-Term Equity Awards	Equity (Variable)	Provide incentives for NEOs to execute on longer-term financial/strategic growth goals that drive stockholder value creation and support the Company’s retention strategy.
The Decision-Making Process. The Compensation Committee oversees the executive compensation program for the NEOs. The Compensation Committee is comprised of independent, non-employee members of our Board of Directors. The Compensation Committee works closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year and when considering and making any material long term equity awards. Details of the Compensation Committee’s authority and responsibilities are specified in the Compensation Committee’s charter, which is available through the Investor Relations link located at the bottom of our website at www.kearnybank.com.

The Role of the Compensation Committee. The Compensation Committee reviews all compensation and awards to the NEOs. The Compensation Committee utilizes publicly available information to gather data related to compensation practices for executive officers of financial services companies in order to determine market competitive levels of compensation as well as reviewing internal pay levels within the executive group.

The Compensation Committee considers a variety of factors as it evaluates compensation for each officer including:
•the Company’s overall financial performance as compared to budget and prior year’s performance;
•bank regulatory compliance and examination results;
•the Company’s performance metrics compared to other financial services companies in our market area, including return on assets, loan and deposit growth, level of non-performing loans, and other risk management metrics; and
•the individual achievements of each officer in their respective areas of responsibility; and the market competitiveness of the Company’s compensation and benefits programs applicable to its executive management group.

The Compensation Committee also considers the potential risks to which the incentive compensation programs may expose the Company, and the established policies, controls and procedures of the Company and Kearny Bank that exist to protect against such risks to the Company (See “Compensation Risk Assessment”).

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Role of Management. Upon the request of the Compensation Committee, the CEO may be asked to provide input regarding the performance and compensation of his direct reports. The Compensation Committee takes this information under advisement; the Compensation Committee makes its decisions independently and regularly hosts executive sessions. The CEO may not be present during voting or deliberations on his compensation.

The Role of the Independent Consultant. The Compensation Committee has the sole authority to retain and terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement. For the fiscal year ended June 30, 2025, the Compensation Committee retained the services of Pearl Meyer & Partners LLC (“Pearl Meyer”), an independent compensation consulting firm.

A representative from Pearl Meyer attends the Compensation Committee meetings upon request for the purpose of reviewing compensation data with the Compensation Committee and participating in general discussions on compensation for the NEOs and periodically meets with the Compensation Committee without management present. While the Compensation Committee considers input from Pearl Meyer when making compensation decisions, the Compensation Committee’s final decisions reflect many factors and considerations.

Pearl Meyer reports directly to the Compensation Committee and provides consulting services to the Committee or under the Committee's direction. The Compensation Committee has analyzed whether the work of Pearl Meyer as a compensation consultant has raised any conflict of interest, taking into consideration the following factors, among others: (i) the provision of other services to the Company by Pearl Meyer; (ii) the amount of fees from the Company paid to Pearl Meyer as a percentage of Pearl Meyer’s total revenue; (iii) Pearl Meyer’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Pearl Meyer or the individual compensation advisors employed by Pearl Meyer with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any stock of the Company owned by Pearl Meyer or the individual compensation advisors employed by Pearl Meyer. The Compensation Committee has determined, based on its analysis of the above factors, among others, that the work of Pearl Meyer and the individual compensation advisors employed by Pearl Meyer as compensation consultants to the Company has not created any conflict of interest.

The Role of Benchmarking. It is the Compensation Committee’s goal to provide the NEOs with a total compensation package that is both competitive and reflective of the performance achieved by the Company compared to the performance achieved by the Company’s peers. The Compensation Committee periodically considers publicly-available data for informational purposes when making its compensation-related decisions. However, market data is not the sole determinant of the Company’s practices or executive compensation levels. When determining base salaries, incentive opportunities and annual equity grants for NEOs, the Compensation Committee also considers the performance of the Company and the individual, the nature of an individual’s role within the Company, as well as experience and contributions to his or her current role.

The Board and the Compensation Committee considered Pearl Meyer’s most recent executive compensation review, which assisted in providing a market based framework for managing executive pay practices. As part of this review and analysis, Pearl Meyer developed the following peer group, which consists of 19 publicly-traded commercial banks with assets between $4 billion and $14.5 billion.

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Amalgamated Financial Corp.	OceanFirst Financial Corp.
Columbia Financial, Inc.	Peapack-Gladstone Financial Corporation
ConnectOne Bancorp, Inc.	Provident Financial Services, Inc.
First Commonwealth Financial Corporation	Republic First Bancorp, Inc.
Flushing Financial Corporation	S&T Bancorp, Inc.
Lakeland Bancorp, Inc.	The First of Long Island Corporation
Metropolitan Bank Holding Corp.	Tompkins Financial Corporation
NBT Bancorp Inc.	TrustCo Bank Corp. NY
Northfield Bancorp, Inc.	Univest Financial Corporation
Northwest Bancshares, Inc.

For each of the peer companies, data regarding base salaries, annual incentives, and long-term incentives was obtained from their annual proxy statements. This data was supplemented with industry data collected from banking surveys. Survey data was narrowed to those companies with median assets of approximately $7.4 billion.

    Details of Compensation Components

Base Salary. Base salaries for executives and other officers are reviewed by the Compensation Committee on an annual basis. Salaries are reflective of the executive’s job responsibilities, job performance and experience, and the competitive market.

The Compensation Committee determined that base salary levels should be adjusted in order to better align with the market and to recognize the significant efforts of the executive management team. As a result, the Compensation Committee approved the following adjustments for fiscal year 2025. Also reflected are salary increases for fiscal 2026.

Executive	Fiscal 2024 Base Salary ($)	Fiscal 2025 Base Salary ($)	% Change	Fiscal 2026 Base Salary ($)	% Change
Craig L. Montanaro(1)	746,750	746,750	—	770,000	3.1%
Keith Suchodolski(2)	421,381	446,664	6.0%	473,464	6.0%
Sean Byrnes(3)	260,016	315,000	21.1%	340,000	7.9%
Patrick M. Joyce	363,188	374,084	3.0%	385,306	3.0%
Anthony V. Bilotta, Jr.	343,034	353,325	3.0%	363,925	3.0%
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(1) Mr. Montanaro declined to accept a base salary increase for fiscal 2025.
(2) Mr. Suchodolski’s base salary increase for fiscal 2025 reflects his promotion to Senior Executive Vice President and Chief Operating Officer.
(3) Mr. Byrnes’ base salary increase for fiscal 2025 reflects his promotion to Executive Vice President and Chief Financial Officer.

Executive Management Incentive Program. All NEOs participate in the Executive Management Incentive Program (the “Program”). The Program is designed to recognize and reward executives for their annual contribution to Kearny Bank’s performance. Eligibility is limited to executives that have a significant impact on the success of the Company. The Program is a short-term cash incentive plan that directly ties annual cash awards to the Company’s performance as achieved across multiple performance measures. The performance measures and goals are defined each year and approved by the Compensation Committee.

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Performance Threshold

In order to ensure that incentive payments are tied to performance achievement, the Compensation Committee has established performance thresholds tied to annualized net charge-off to average loans (“NCOs”) and Net Income.

Performance Threshold	Consequence if Performance Gate Not Achieved	Actual Achievement Level
NCOs below threshold level	No payments are made under the Program	Achieved - NCOs fell below threshold level
Net Income at least 75% of Target	Payments under the Program will be limited to no more than Target-level	Achieved - Net Income exceeded 75% of Target

    Target Incentive Opportunities

The table below represents the Target opportunity as a percentage of base salary, and the component weightings for each NEO for fiscal year 2025 performance:

Executive	Fiscal 2025	Component Weightings
	Target Opportunity	Corporate	Individual
Craig L. Montanaro	25.00%	80.00%	20.00%
Keith Suchodolski	22.50%	80.00%	20.00%
Sean Byrnes	20.00%	70.00%	30.00%
Patrick M. Joyce	20.00%	70.00%	30.00%
Anthony V. Bilotta, Jr.	20.00%	70.00%	30.00%

At the beginning of each year, a range of performance is established for each performance metric (floor which represents minimally-acceptable performance); target; and cap (which represents exceptional performance). Results against each range determines the payout opportunity for each performance metric, ranging from 0% (results are below floor) to 150% (results are at or above cap) of the established target.

Corporate Performance Metrics

In calculating the results for PPNR per share and the non-interest expense ratio, the Compensation Committee considered whether adjustments to the financial results were warranted due to non-recurring items and determined, after its analysis, that no adjustments were necessary.

The Corporate component of the Program representing 80% of the CEO and COO's total incentive opportunity and 70% for other NEOs is based on PPNR per share weighted at 70% and non-interest expense ratio weighted at 30%.

The table below lists the performance measures in each Corporate category, the goal at target and the actual results, for fiscal year 2025:

Corporate Performance Metrics	Target	Actual(1)	Earned % of Target Goal
PPNR Per Share	$0.51	$0.53	104.91%
Non-interest Expense Ratio	1.55%	1.58%	98.11%
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(1) The PPNR per share is a Non-GAAP financial measure. See reconciliation of GAAP to Non-GAAP measures on page 32.

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Individual Performance Metrics
    For fiscal year 2025, each NEO is assigned individual performance metrics representing 20% of the CEO and COO’s total incentive opportunity and 30% for the other NEOs. Goals are generally milestone-based. An assessment regarding payout is made by the Compensation Committee informed by quantitative and qualitative data and feedback provided by the CEO. For fiscal year 2025, the Compensation Committee capped individual goal payments at target level. The following table summarizes the general nature of the goals and the aggregate payout for each NEO on the individual component:

Executive	Individual Goals	% of Target Goal	Earned % of Base Salary
Craig L. Montanaro	Product/market strategy and digital strategy	100%	5.00%
Keith Suchodolski	Operational efficiency, digital strategy and core deposit growth strategy	100%	4.50%
Sean Byrnes	Balance sheet strategy, digital strategy and planning and forecasting	100%	6.00%
Patrick M. Joyce	Market expansion, product strategy and digital strategy	100%	6.00%
Anthony V. Bilotta, Jr.	Core deposit growth strategy, operating efficiency and non-interest income strategy	100%	6.00%
Earned Payouts
The following shows each NEO’s payout as a percentage of base salary on the Corporate and Individual performance metrics for fiscal year 2025 performance:

	Performance Categories
Executive	Payout at Target	Corporate Metrics		Individual Performance Metrics	Payout Earned
		PPNR Per Share(1)	Non-interest Expense Ratio(1)
Craig L. Montanaro	25.00%	15.38%	5.77%	5.00%	26.15%
Keith Suchodolski	22.50%	13.84%	5.20%	4.50%	23.53%
Sean Byrnes	20.00%	10.76%	4.04%	6.00%	20.80%
Patrick M. Joyce	20.00%	10.76%	4.04%	6.00%	20.80%
Anthony V. Bilotta, Jr.	20.00%	10.76%	4.04%	6.00%	20.80%
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(1) The PPNR per share is a Non-GAAP financial measure. See reconciliation of GAAP to Non-GAAP measures on page 32.

Executive	Base Salary ($)	Payout at Target ($)	Payout at Target (%)	Actual Payout Earned ($)	% of Base Salary
Craig L. Montanaro	746,750	186,688	25.00%	195,264	26.15%
Keith Suchodolski	446,664	100,499	22.50%	105,116	23.53%
Sean Byrnes	315,000	63,000	20.00%	65,532	20.80%
Patrick M. Joyce	374,084	74,817	20.00%	77,824	20.80%
Anthony V. Bilotta, Jr.	353,325	70,665	20.00%	73,506	20.80%

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Reconciliation of GAAP to Non-GAAP (Dollars in Thousands, Except Per Share Data, Unaudited)	For the Year Ended June 30, 2025
Calculation of PPNR:
Net income (GAAP)	$26,075
Provision for credit losses	4,924
Provision for income taxes	2,366
PPNR (non-GAAP)	33,365

Weighted average common shares - basic	62,508
PPNR per share - basic (non-GAAP)	$0.53

Long-Term Equity Incentive Compensation

All NEOs are eligible for long-term incentives, which are issued under the terms of our stockholder-approved 2021 Equity Incentive Plan (“2021 Plan”). The 2021 Plan provides incentives for executives to execute on longer-term performance goals that drive stockholder value creation, with an emphasis on performance-based vesting for restricted stock units. It also supports the Company’s leadership retention strategy. For the fiscal year ended June 30, 2025, each NEO received an equity grant under the 2021 Plan on August 7, 2024.

As a result of the stockholders’ approval of the 2021 Plan, the 2016 Plan is frozen and equity awards that would otherwise be available for grant under the 2016 Plan will not be granted. The Compensation Committee will continue to administer outstanding grants under the 2016 Plan. All awards granted during fiscal 2025 and described in this section are subject to the requirements stated in the following table:

2021 Equity Incentive Plan
Type of Equity	Percentage of Award	Overview
Performance – Based Restricted Stock Units	50% of all restricted stock unit awards
•Awards vest at the end of a three-year performance period (fiscal year end June 30, 2025 - June 30, 2027).
•Vesting depends on the achievement of pre-tax, pre-provision earnings per share (EPS) goals measured over a three-year period.
•A performance gate has been established whereby the awards will vest only if annualized net charge-offs to average loans (“NCOs”) over the performance period are equal to or below 0.50%.
•The number of shares that can be earned range from 0% to 150% of the target depending on performance and will be determined at the end of the performance period.

Time-Based Restricted Stock Units	50% of all restricted stock unit awards	•Vesting: Awards vest 33% per year over a three-year period commencing on August 7, 2025. •Paid in Company shares at vesting.

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Fiscal 2025 Long-Term Equity Incentive Award Grants. The table below reflects the long-term incentive awards that were granted on August 7, 2024 as follows:

NEO	Performance-Based Restricted Stock Units	Time-Based Restricted Stock Units
Craig L. Montanaro	25,974	25,974
Keith Suchodolski	14,566	14,566
Sean Byrnes	8,218	8,218
Patrick M. Joyce	9,759	9,759
Anthony V. Bilotta, Jr.	9,218	9,218

For a more detailed description of the material factors utilized in the granting of the above-referenced restricted stock units, please see “Executive Compensation – 2021 Equity Incentive Plan” below.

Other Compensation Guidelines, Practices and Policies

Stock Ownership Guidelines. The Board of Directors believes that it is in the best interest of the Company and its stockholders to align the financial interests of its executive officers and directors with those of stockholders. Accordingly, the Company's stock ownership guidelines for NEOs and Directors of the Company require the following minimum investment in Company common stock:

Position	Guideline
CEO	A number of shares having a market value equal to three times (3.0x) annual base salary
All Other NEOs	A number of shares having a market value equal to two times (2.0x) annual base salary
Non-Employee Directors	A number of shares having a market value equal to three times (3.0x) annual cash retainer (excluding any committee fees)

Newly appointed NEOs and Directors have five years from the time they are appointed, promoted or elected, as the case may be, to meet the stock ownership guidelines. In order to expedite this process, a minimum of fifty percent (50%) of shares (net of taxes) acquired through the Company’s equity incentive plan(s) will be required to be held upon each vesting until the guidelines are met. If an individual maintains sufficient stock holdings, but due to an increase in base salary or annual cash retainer, as applicable, no longer meets the guidelines, the individual shall have eighteen months to acquire additional Company stock and during this term such individual will be deemed to satisfy the guidelines. In addition, individuals that maintain sufficient stock holdings to satisfy the guidelines will not fail to meet the guidelines as a result of a decline in the fair market value of the Company stock provided that such individual continues to own at least the same number of shares of Company stock that were required to achieve compliance with the guidelines. For the purpose of determining if the guidelines are met, unvested performance shares and unexercised stock options (whether vested or non-vested) will not be considered. Stock ownership for NEOs and Directors is reviewed on an annual basis. The NEOs and Directors comply with the Company’s stock ownership guidelines.

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“Claw-Back” Policies. The Board of Directors has adopted a clawback policy that complies with The NASDAQ Stock Market listing standards as mandated by the SEC. The policy requires the clawback of incentive-based compensation erroneously received by current or former executive officers after an accounting restatement (calculated based on an error that was subsequently corrected in the accounting restatement), regardless of any misconduct or knowledge of the officer who received the compensation. This policy is intended to supplement any other clawback provisions implemented by the Company in effect now, or in the future. In addition to the Securities and Exchange Commission compliant clawback policy, equity awards granted to executives under the 2021 Plan are generally subject to clawback if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result. The equity awards granted under the 2021 Plan are also subject to cancellation upon a termination of employment for cause.

Anti-Hedging and Pledging Policy. Please see the disclosure provided above under the section entitled “Employee, Officer and Director Hedging.”

Retirement Income. The NEOs are eligible to participate in benefit plans available to all employees, including the 401(k) Plan and the ESOP. Each NEO also participates in the related ESOP Benefits Equalization Plan, which provides benefits that would otherwise be limited under the ESOP due to IRS limits, and certain NEOs participate in the frozen Kearny Bank defined benefit pension plan and the frozen Benefits Equalization Plan related to the defined benefit plan (each of which have been frozen as of July 1, 2007 so that future service or salary changes will not increase retirement benefits).

Compensation Risk Assessment. During the fiscal year 2025, senior management conducted an updated Compensation Risk Assessment that was reviewed by the Compensation Committee and concluded the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Tax Deductibility of Executive Compensation. Prior to the implementation of the Tax Cuts and Jobs Act of 2017 (the “Tax Cuts Act”), Section 162(m) of the Internal Revenue Code generally disallowed a federal income tax deduction for compensation over $1.0 million paid for any fiscal year to our President and Chief Executive Officer and specified other executive officers, subject to certain exceptions such as “performance-based” compensation. As a result of the Tax Cuts Act, the Company may no longer take an annual deduction for any compensation paid to its NEOs in excess of $1.0 million per NEO. Due to the continued importance and benefit to the Company and our stockholders of awarding compensation that is structured to properly incentivize our executive officers, the Compensation Committee believes that it is in our best interests to retain flexibility in awarding compensation, even if some awards may be non-deductible compensation expense to the Company.

Practices Related to the Grant of Equity Awards. Under the Company's practices, the approval of long-term equity incentive compensation for the Company's regular annual equity awards is typically made on the same date each year, August 7th. Neither the Board of Directors nor the Compensation Committee take into account material non-public information when determining the timing or terms of equity awards, nor does the Company time disclosure of material non-public information for the purpose of affecting the value of executive compensation.

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Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis that is required by the rules established by the Securities and Exchange Commission. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, other than the Company’s Annual Report on Form 10-K, where it shall be deemed to be “furnished,” and shall not otherwise be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission under such Acts.

Compensation Committee:    Theodore J. Aanensen (Chair)
    Christopher Petermann
    Melvina Wong-Zaza

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Executive Compensation

Summary Compensation Table. The following table sets forth for the fiscal years ended June 30, 2025, 2024 and 2023 certain information as to the total compensation paid to our President and Chief Executive Officer, Senior Executive Vice President and Chief Operating Officer, Executive Vice President and Chief Financial Officer and our two other most highly compensated executive officers. Each executive is referred to as a named executive officer (“NEO”).

Name and Principal Position	Year	Salary(1)($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(6) ($)	Total ($)
Craig L. Montanaro	2025	746,750	—	324,156	—	195,264	2,000	80,669	1,348,839
President and CEO	2024	746,750	—	430,307	—	153,903	—	65,573	1,396,533
	2023	738,942	—	576,313	—	173,421	195,975	59,194	1,743,845
Keith Suchodolski	2025	446,664	—	181,784	—	105,116	—	55,007	788,571
SEVP and COO	2024	421,381	—	227,635	—	78,161	—	72,707	799,884
	2023	416,975	—	304,877	—	92,441	—	64,049	878,342
Sean Byrnes(5)	2025	315,000	—	102,561	—	65,532	—	24,501	507,594
EVP and CFO

Patrick M. Joyce	2025	374,084	—	121,792	—	77,824	6,000	30,393	610,093
EVP and CLO	2024	363,188	—	156,974	—	61,476	—	25,353	606,991
	2023	359,390	—	210,219	—	76,427	—	23,787	669,823
Anthony V. Bilotta, Jr.	2025	353,325	—	115,041	—	73,506	—	48,790	590,662
EVP and CBO	2024	343,034	—	148,263	—	58,065	—	78,372	627,734
	2023	339,447	—	198,559	—	72,186	—	69,148	679,340
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(1) Annual base salaries for the NEOs for the fiscal year ended June 30, 2025 were $746,750 for Mr. Montanaro, $446,664 for Mr. Suchodolski, $315,000 for Mr. Byrnes, $374,084 for Mr. Joyce
and $353,325 for Mr. Bilotta.
(2)    Amounts shown represent awards under the Company’s performance-based, long-term incentive compensation program. For stock awards, fifty percent (50%) of the total awards are subject to performance-based vesting requirements and the other fifty percent (50%) are subject to time-based vesting. In accordance with FASB ASC Topic 718, the reported amount represents the full grant date value of each award. Restricted stock unit awards subject to time-based vesting vest at a rate of 33% per year over three years. Performance shares (restricted stock units subject to performance-based vesting) vest at the end of a three-year performance period provided that certain performance metrics are achieved. The assumptions used in the calculation of these amounts are included in Note 13 to our audited consolidated financial statements for the fiscal year ended June 30, 2025 included in our Annual Report on Form 10-K. For restricted stock unit awards, the amount shown reflects the aggregate grant date fair value of the restricted stock unit awards. For those restricted stock unit awards that are subject to performance conditions, the grant date fair values are based on the outcome of such conditions at target level. Assuming the highest level of performance is achieved, which would result in the vesting of 150% of the performance shares granted, the aggregate grant date fair value of the performance shares granted in our most recent fiscal year would be: $243,117 for Mr. Montanaro, $136,338 for Mr. Suchodolski, $76,920 for Mr. Byrnes, $91,347 for Mr. Joyce and $86,280 for Mr. Bilotta.
(3)    Reflects the amounts earned by each NEO under the Kearny Bank Executive Management Incentive Compensation Plan. Please see the section titled “Compensation Discussion and Analysis – Executive Management Incentive Program” for a discussion of this plan and the determination of the 2025 incentive amounts.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    36

(4)    Reflects: (1) change in pension value in Mr. Montanaro’s accrued benefit under the SERP (defined below), and (2) the actuarial change in pension value in Messrs. Montanaro and Joyce’s accrued benefit under the defined benefit pension plan from June 30 of the prior year to June 30 of the reported year. Mr. Montanaro is the only participant in the SERP and Messrs. Montanaro and Joyce are the only NEOs that participate in the defined benefit pension plan. Pension values may fluctuate significantly from year to year depending on a number of factors, including age and the assumptions used to determine the present value of a named executive officer’s accumulated benefit. For 2025, 2024 and 2023, the change in pension value under the defined benefit pension plan for Messrs. Montanaro and Joyce were $2,000 and $6,000, respectively, negative $5,000 and $10,000, respectively, and negative $5,000 and $12,000, respectively; however, applicable SEC rules require that we report any negative number as a zero in the above table.
(5) Mr. Byrnes is a NEO for the first time in 2025 fiscal year and, pursuant to SEC rules, compensation for the 2024 and 2023 fiscal years are not required to be reported.
(6)    For fiscal year 2025, all other compensation included the following:

Name	401(k) Plan Company Contributions ($)	Bank Owned Life Insurance ($)	ESOP and ESOP BEP Company Contributions(1) ($)	Long-Term Care Premiums ($)	Dividends Paid on Vested Stock Units(2) ($)	Other(3) ($)
Craig L. Montanaro	—	2,531	22,937	5,690	18,120	31,391
Keith Suchodolski	12,518	580	13,332	8,444	9,333	10,800
Sean Byrnes	9,753	588	8,940	—	5,220	—
Patrick M. Joyce	5,870	1,720	11,323	4,769	6,711	—
Anthony V. Bilotta, Jr.	10,939	—	10,728	14,822	6,301	6,000
______________________
(1)    Amount shown includes ESOP contributions, and for Messrs. Montanaro, Suchodolski and Joyce allocations under the related ESOP Benefits Equalization Plan of $12,209, $2,604 and $595, respectively.
(2)    Amounts shown reflect the amount of dividend equivalent rights paid upon vesting of the underlying stock award. If a NEO does not vest in the underlying stock award, a NEO will not receive such dividend equivalent rights.
(3)    The Company provides a company vehicle to Mr. Montanaro. The amount in the above table reflects the personal usage for this vehicle in the amount of $15,742 and country club dues of $15,649. For Messrs. Suchodolski and Bilotta, the amount shown is an automobile allowance.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    37

Grants of Plan-Based Awards. The following table sets forth information regarding plan-based awards made to the NEOs for the fiscal year ended June 30, 2025.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Craig L. Montanaro	—	93,344	186,688	280,032	—	—	—	—	—	—	—
	8/7/2024	—	—	—	12,987	25,974	38,961	25,974	—	—	324,156
Keith Suchodolski	—	50,250	100,499	150,749	—	—	—	—	—	—	—
	8/7/2024	—	—	—	7,283	14,566	21,849	14,566	—	—	181,784
Sean Byrnes	—	31,500	63,000	94,500	—	—	—	—	—	—
	8/7/2024	—	—	—	4,109	8,218	12,327	8,218	—	—	102,561
Patrick M. Joyce	—	37,409	74,817	112,226	—	—	—	—	—	—	—
	8/7/2024	—	—	—	4,880	9,759	14,639	9,759	—	—	121,792
Anthony V. Bilotta, Jr.	—	35,333	70,665	105,998	—	—	—	—	—	—	—
	8/7/2024	—	—	—	4,609	9,218	13,827	9,218	—	—	115,041
______________________
(1)The amounts reported in these columns include potential cash payouts corresponding to achievement of the threshold, target and maximum performance objectives under the Executive Management Incentive Program. Please see the section titled “Compensation Discussion and Analysis - Executive Management Incentive Program” for a discussion of this plan.
(2)The amount of each performance-based restricted stock unit award is contingent upon satisfying a performance-based target at the end of a three-year performance period (fiscal year ended June 30, 2025 through June 30, 2027), and if the performance objectives are met or exceeded, the number of shares earned will become vested on August 7, 2027. The awards were made under the 2021 Plan and please see the section titled “Compensation Discussion and Analysis - Long-Term Equity Incentive Compensation” for a discussion of this plan.
(3)The amounts shown in this column reflect the number of shares of time-based restricted stock units granted to the NEO pursuant to the 2021 Plan. As these awards are subject to time-based vesting, the awards will vest 33% on August 7, 2025, 33% on August 7, 2026 and 33% on August 7, 2027 provided the NEO is employed on such dates, and the awards will become 100% vested earlier upon death or disability.
(4)The amounts shown in this column reflect the full grant date fair value of the restricted stock unit awards calculated in accordance with FASB ASC No. 718, and, for performance-based awards, the amounts shown reflect attaining the performance at the target level. The grant date per share fair value for the restricted stock unit award was $6.24, which was the closing price of the Company’s stock on the date of grant.

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Outstanding Equity Awards at Fiscal Year End. The following table provides information regarding stock options, restricted stock and restricted stock unit awards held by the NEOs as of June 30, 2025.

Name	Option Awards				Stock Awards
					Restricted Stock Units		Performance Shares
					Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date
Craig L. Montanaro	—	—	—	—	25,974(2)	167,792	25,974(5)	167,792
	—	—	—	—	16,698(3)	107,869	25,047(5)	161,804
	—	—	—	—	8,105(4)	52,358	24,317(5)	157,088
	540,000	—	15.35	12/1/2026	—	—	—	—
Keith Suchodolski	—	—	—	—	14,566(2)	94,096	14,566(5)	94,096
	—	—	—	—	8,833(3)	57,061	13,250(5)	85,595
	—	—	—	—	4,288(4)	27,700	12,864(5)	83,101
	75,000	—	13.38	1/7/2029	—	—	—	—
	75,000	—	15.35	12/1/2026	—	—	—	—
Sean Byrnes	—	—	—	—	8,218(2)	53,088	8,218(5)	53,088
	—	—	—	—	4,360(3)	28,166	6,541(5)	42,255
	—	—	—	—	2,362(4)	15,259	—	—
Patrick M. Joyce	—	—	—	—	9,759(2)	63,043	9,759(5)	63,043
	—	—	—	—	6,091(3)	39,348	9,137(5)	59,025
	—	—	—	—	2,956(4)	19,096	8,870(5)	57,300
	150,000	—	15.35	12/1/2026	—	—	—	—
Anthony V. Bilotta, Jr.	—	—	—	—	9,218(2)	59,548	9,218(5)	59,548
	—	—	—	—	5,753(3)	37,164	8,630(5)	55,750
	—	—	—	—	2,792(4)	18,036	8,378(5)	54,122
	100,000	—	13.55	9/15/2028	—	—	—	—
(1)Amounts based on the closing price of the Company common stock as of June 30, 2025 ($6.46).
(2)Awards vest at a rate of 33% per year with the remaining awards vesting on August 7, 2025, August 7, 2026 and August 7, 2027.
(3)Awards vest at a rate of 33% per year with the remaining awards vesting on August 7, 2025 and August 7, 2026.
(4)Awards vest at a rate of 33% per year with the remaining awards vesting on August 7, 2025.
(5)    Performance shares (restricted stock units subject to performance-based vesting) vest at the end of a three-year performance period provided that certain performance metrics are achieved. For a description of the performance criteria, please see the section titled “Compensation Discussion and Analysis – Long-Term Equity Incentive Compensation.”

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    39

2021 Equity Incentive Plan. Stockholders of the Company approved the 2021 Plan at our 2021 Annual Meeting of Stockholders. Under the 2021 Plan, individuals may receive restricted stock awards, restricted stock units and grants of stock options to purchase shares of Company common stock at a specified exercise price during a specified time period. The 2021 Plan provides for a total share reserve of 7,500,000 shares (the “Share Limit”); provided, however, that the Share Limit is reduced, on a one-for-one basis, for each share of common stock subject to a stock option grant, and on a three-for-one basis for each share of common stock issued pursuant to restricted stock awards or restricted stock unit awards.
The Compensation Committee believes that stock ownership provides a significant incentive in building stockholder value by further aligning the interests of our officers and employees with stockholders because such compensation is directly linked to the performance of Company common stock. This element of compensation increases in importance as the Company common stock appreciates in value and serves as a retention tool for executives. The inclusion of performance-based vesting awards also encourages long-term strategic focus of our executives.

The 2021 Plan is administered by the Compensation Committee. The Compensation Committee has the authority and discretion to select the persons who will receive awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the 2021 Plan; and interpret the 2021 Plan. The 2021 Plan also permits the Compensation Committee to delegate all or any portion of its responsibilities and powers.
The Company’s employees and outside directors are eligible to receive awards under the 2021 Plan. Awards may be granted in a combination of restricted stock awards, restricted stock units, incentive stock options, and non-qualified stock options. The exercise price of stock options granted under the 2021 Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee. No dividends will be paid with respect to any stock award or stock unit subject to performance-vesting conditions unless and until the performance conditions are met and vesting occurs, and only on that portion of the stock award or stock unit that actually vests.
All restricted stock, restricted stock units and stock option grants will be subject to conditions established by the Compensation Committee that are set forth in the award agreement. Awards granted under the 2021 Plan will vest upon death, disability, or involuntary termination of employment or service following a change in control (as such terms are defined in the 2021 Plan).

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    40

Option Exercises and Stock Vested. The following table sets forth information regarding the vesting of restricted stock units and stock option exercises for each NEO during the fiscal year ended June 30, 2025.

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Craig L. Montanaro	—	—	23,103	162,282
Keith Suchodolski	—	—	11,992	84,163
Sean Byrnes	—	—	6,526	45,942
Patrick M. Joyce	—	—	8,520	59,876
Anthony V. Bilotta, Jr.	—	—	8,013	56,302
(1)The above reflects the vesting of restricted stock units subject to time-based vesting only. On January 7, 2022, certain NEOs received a grant of performance-based restricted stock units, which would cliff vest during the fiscal year ended June 30, 2025, provided that certain performance metrics were achieved. None of the performance-based restricted stock units vested since the performance metrics were not attained, and accordingly, the NEOs did not receive any economic value from such awards.
(2)The amounts reported in this column are determined by multiplying the number of shares that vested by the per share closing price of Company common stock on the vesting date and adding the dividends paid on such vested shares. The amount of dividends paid on such vested shares are included as compensation for the individual in the Summary Compensation Table.

Frozen Pension Plan. Kearny Bank is a participating employer in a multiple-employer pension plan sponsored by the Pentegra Defined Benefit Plan for Financial Institutions (the “Pension Plan”), and effective July 1, 2007, Kearny Bank froze all future enrollments and benefit accruals under the Pension Plan and related benefits equalization plan. The Pension Plan provides for monthly payments to each participating employee at normal retirement age. A participant who is vested in the Pension Plan may take an early retirement and elect to receive a reduced monthly benefit beginning as early as age 45. The Pension Plan also provides for payments in the event of disability or death. The annual benefit amount upon retirement at age 65 equals 2% of the participant’s highest five-year average salary times years of service determined as of June 30, 2007. Benefits are payable in the form of a monthly retirement benefit and a death benefit or an alternative form that is actuarially equivalent.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    41

Supplemental Executive Retirement Plan. Kearny Bank entered into a supplemental executive retirement plan with Mr. Montanaro (the “SERP”), which was amended on June 18, 2025 to provide that benefits will cease to be frozen and benefits may increase on and after July 1, 2025. The SERP, which is a nonqualified deferred compensation plan subject to Section 409A of the Internal Revenue Code of 1986, as amended, provides for a lump sum payment following a termination of the executive’s employment. If the executive dies prior to termination of employment, the SERP will not pay any benefits to the executive’s beneficiary and instead the executive’s beneficiary will receive a death benefit under the amended and restated executive life insurance agreement, effective as of July 1, 2022, entered into between Kearny Bank and the executive.

The following table provides information with respect to the payments that each NEO may receive following, or in connection with retirement, under the Pension Plan and SERP as of June 30, 2025.

Name	Plan Name	Number of Full Years Credited Service	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
Craig L. Montanaro	Pension Plan(2)	4	118,000	—
	SERP	1	632,684	—
Keith Suchodolski	Pension Plan	—	—	—
Sean Byrnes	Pension Plan	—	—	—
Patrick M. Joyce	Pension Plan(2)	8	297,000	—
Anthony V. Bilotta, Jr.	Pension Plan	—	—	—
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(1)Assumes retirement at normal retirement age as defined in the Pension Plan and SERP, respectively. Present value is calculated using assumptions set forth in Note 12 to our audited consolidated financial statements for the fiscal year ended June 30, 2025 included in our Annual Report on Form 10-K. Mr. Montanaro is the only participant in the SERP and Messrs. Montanaro and Joyce are the only NEOs that participate in the defined benefit pension plan.
(2)On July 1, 2007, Kearny Bank froze all future enrollments and benefit accruals under the Pension Plan and related benefits equalization plan. Accordingly, the number of years of credited service are unchanged from the prior year.

ESOP. Kearny Bank maintains an ESOP, a tax-qualified defined contribution retirement plan, for all employees who have satisfied the ESOP’s eligibility requirements. Employees of Kearny Bank who have attained the age of 21 and been credited with at least 1,000 hours of service during a 12-month period are eligible to participate in the ESOP. In 2005, the ESOP borrowed funds from the Company pursuant to a loan and used those funds to purchase 1,745,700 shares of common stock for the ESOP in connection with the Company’s initial public offering (the “2005 Loan”). In connection with the completion of the second-step stock offering and conversion on May 18, 2015, the ESOP purchased an additional 3,612,500 shares of Company common stock. The ESOP funded its stock purchase with a loan from the Company equal to the aggregate purchase price of the common stock and the outstanding balance of the 2005 Loan (the 2005 Loan was refinanced into the new ESOP plan). This loan will be repaid principally through Kearny Bank’s contribution to the ESOP and dividends payable on the common stock held by the ESOP over the 20-year term of the loan. The interest rate for the ESOP loan is 3.25%.

Shares purchased by the ESOP are held in an unallocated suspense account, and shares will be allocated to the participants’ accounts as the loan is repaid on a pro-rata basis. The trustee will allocate the shares released among the participants’ accounts on the basis of each participant’s proportional share of eligible plan compensation relative to all participants’ proportional share of eligible plan compensation.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    42

Vested benefits will be payable generally upon the participants’ termination of employment, and will be paid generally in the form of cash or Company stock, or both. Pursuant to FASB ASC Topic 718-40, the Company will record a compensation expense each year in an amount equal to the fair market value of the shares released from the unallocated suspense account.

401(k) Plan. Kearny Bank maintains a 401(k) Plan, a tax-qualified defined contribution retirement plan, for all employees who have satisfied the 401(k) Plan’s eligibility requirements. All eligible employees can begin participation in the 401(k) Plan on the first day of the month coinciding with or following the date on which the employee attains age 21 and has completed three months and 250 hours of service. A participant may contribute up to 75% of his or her compensation to the 401(k) Plan on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code. For 2025, the salary deferral contribution limit is $23,500, provided, however, that a participant age 50-59 and age 64 and above may make catch up contributions of up to an additional $7,500 and employees age 60-63 may make catch up contributions up to an additional $11,250. In addition to salary deferral contributions, the 401(k) Plan provides that Kearny Bank will make an employer matching contribution equal to 100% of a participant’s salary deferral contribution, provided that such amount does not exceed 1% of a participant’s compensation, plus 50% of a participant’s salary deferral contribution that exceeds 1% but does not exceed 6% of a participant’s compensation earned during the plan year. A participant is always 100% vested in his or her salary deferral contributions and employer matching contributions. Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options or vehicles available.

Nonqualified Deferred Compensation. Kearny Bank has implemented a Benefits Equalization Plan related to the ESOP. This plan constitutes a defined contribution plan providing for deferral of compensation on a non-tax-qualified basis. The purpose of this plan is to provide a benefit to senior executives of Kearny Bank whose benefits under the ESOP are limited by Sections 401(a)(17) and 415 of the Internal Revenue Code. For example, this plan provides participants with a benefit for any compensation that they may earn in excess of $350,000 (for 2025, as indexed), comparable to the benefits earned by all participants under the ESOP for compensation earned below that level. Kearny Bank may utilize a grantor trust in connection with this plan in order to set aside funds that ultimately may be used to pay benefits under the plan. The assets of the grantor trust will remain subject to the claims of Kearny Bank’s general creditors in the event of insolvency, until paid to a participant following termination of employment according to the terms of the plan. Benefits under the plan will be paid in a lump sum in the form of shares of common stock to the extent permissible under applicable regulations, or in the alternative, benefits will be paid in cash based upon the value of such shares at the time that such benefit payments are made. The actual value of benefits under this plan and the annual financial reporting expense associated with this plan are calculated annually based upon a variety of factors, including the actual value of benefits for participants determined under the ESOP each year, the applicable limitations under the Internal Revenue Code that are subject to adjustment annually and the compensation of each participant at such time. Generally, benefits under the plan are taxable to each participant at the time of receipt of such payment, and Kearny Bank will recognize a tax-deductible compensation expense at such time.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    43

The following table sets forth information with respect to NEOs with accumulated benefits under the Benefits Equalization Plan related to the ESOP as of June 30, 2025.

Name	Executive Contributions In Last Fiscal Year ($)	Company Contributions in Last Fiscal Year(1) ($)	Aggregate Gain/Loss in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Craig L. Montanaro	—	12,209	30,125	—	204,132
Keith Suchodolski	—	2,604	3,629	—	12,441
Sean Byrnes	—	—	—	—	—
Patrick M. Joyce	—	595	2,299	—	18,595
Anthony V. Bilotta, Jr.	—	—	231	—	2,122
______________________
(1)Contributions included in the “Company Contributions in Last Fiscal Year” column are included as compensation for the individual in the Summary Compensation Table.

Employment Agreements. Kearny Bank has entered into employment agreements with Messrs. Montanaro, Suchodolski, and Joyce and the Company is a party to the agreements solely as a guarantor. In addition, the Company has entered into an employment agreement with Mr. Montanaro, which is substantially identical to the agreement Kearny Bank entered into with Mr. Montanaro, except the compensation payable under Mr. Montanaro’s agreement with the Company is reduced dollar-for-dollar for any compensation paid by Kearny Bank. Messrs. Montanaro and Suchodolski’s agreements have a three-year term and the agreement for Mr. Joyce has a two-year term. Commencing on the first anniversary of the agreements (which is defined as July 1 of each calendar year) and on each subsequent anniversary thereafter, the agreements may be renewed for an additional year so that the remaining term is three years for Messrs. Montanaro and Suchodolski’s agreements and two years for Mr. Joyce’s agreement, provided that the disinterested members of the board of directors of Kearny Bank conduct a performance evaluation of the executive and affirmatively approve the extension.

The current base salaries for Messrs. Montanaro, Suchodolski, and Joyce are $770,000, $473,464 and $385,306, respectively. In addition to base salary, each executive is generally entitled to participate in welfare benefit plans and other benefit plans applicable to senior management of Kearny Bank. Upon the termination of an executive’s employment at any time on or after attainment of age 62 and until the executive becomes eligible for Medicare coverage, the executive is eligible to receive reimbursement for participation in medical coverage comparable to coverage under Kearny Bank’s plan.

In the event of the executive’s involuntary termination of employment for reasons other than cause, disability or death, the executive is entitled to a severance payment equal to the executive’s base salary for the remaining term of the agreement, payable in a lump sum within 10 days of the executive’s termination of employment, and continued medical and dental coverage for generally the remaining term of the agreement. In the event the executive voluntarily resigns during the term of the employment agreement for “good reason” (as defined in the agreement), the executive is entitled to a severance payment equal to the executive’s annual base salary, payable in a lump sum within ten days of the executive’s termination of employment.

In the event of a change in control of the Company or Kearny Bank followed within 24 months by the executive’s involuntary termination of employment for any reason other than cause or the executive’s termination for good reason, then in lieu of the severance benefits described immediately above, Mr. Montanaro is entitled to a severance benefit equal to 2.999 times his prior five-year average annual taxable compensation, Mr. Joyce is entitled to a severance benefit equal to two times the total compensation earned during the most recently completed calendar year ending on or prior to the date of
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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    44

the termination of employment, and Mr. Suchodolski is entitled to a severance benefit equal to three times the sum of (i) the executive’s base salary in effect as of the date of termination, or if higher, the base salary immediately prior to the date of a change in control, plus (ii) the bonus earned by the executive in the fiscal year immediately preceding the year in which the date of the termination occurs, or if higher, the bonus earned in the fiscal year immediately preceding the date of a change in control. In addition, the executives are entitled to continued participation in medical and dental coverage for generally the remaining term of the agreement. The Company and Kearny Bank determined that it would no longer enter into employment agreements that provide for change in control severance based on a multiple of average annual taxable compensation or total compensation; however, the employment agreements with Messrs. Montanaro and Joyce were entered into before the Company adopted this position. Accordingly, the Company’s most recent employment agreement, which was entered into with Mr. Suchodolski in 2022 as described above, provides for change in control severance based on a multiple of base salary and bonus.

Upon any termination of employment (except following a change in control), the executives will each be required to adhere to non-competition and non-solicitation covenants for six months.

For quantification of the amounts that would be payable to each executive under their respective employment agreement in connection with a qualifying termination of employment, see the section entitled “Potential Payments Upon Termination or Change in Control” below.

Change in Control Agreement. Kearny Bank has entered into change in control agreements with Messrs. Byrnes and Bilotta, which provides, in the event of a change in control of the Company or Kearny Bank followed within 24 months by an involuntary termination of employment for any reason other than cause or Messrs. Byrnes and Bilotta’s termination for good reason, a severance payment generally equal to two times his annual base salary in effect as of the date of termination plus two times the bonus earned in the fiscal year immediately preceding the date of a change in control, payable in a lump sum within ten days of his termination of employment, and continued participation in medical and dental coverage for generally two years. For quantification of the amount that would be payable to Messres. Byrnes and Bilotta under their change in control agreements in connection with a qualifying termination of employment, see the section entitled “Potential Payments Upon Termination or Change in Control” below.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    45

Executive Life Insurance Agreements. Kearny Bank is party to an amended and restated executive life insurance agreement with Mr. Montanaro and executive life insurance agreements with Messrs. Suchodolski, Byrnes and Joyce pursuant to which Kearny Bank has purchased life insurance policies on behalf of the executives. Under the amended and restated executive life insurance agreement with Mr. Montanaro, in the event Mr. Montanaro dies while employed by the Bank, his beneficiary will be entitled to a death benefit, which is based on his age at death and as specified in the agreement. If Mr. Montanaro dies after retirement, (as defined in the agreement), his beneficiary will be entitled to a death benefit in the aggregate amount equal to two hundred percent (200%) times Mr. Montanaro’s highest annual base salary (not including bonus, equity compensation, deferred compensation or any other forms of compensation) at any time during the three calendar years prior to the date of retirement, plus $100,000. However, the maximum death benefit to be paid in the event of Mr. Montanaro’s death after retirement is $1.5 million. In the event of a change of control (as defined in the agreement) prior to Mr. Montanaro’s termination of employment or retirement, the death benefit under the agreement shall remain in effect, until Mr. Montanaro’s death.

Under the executive life insurance agreement with Mr. Joyce, Mr. Joyce’s beneficiary is entitled to a death benefit equal to two times the executive’s highest annual base salary in effect during the three calendar years prior to death, plus an additional one hundred thousand dollars, if the executive dies while employed by Kearny Bank or, a death benefit equal to two times the executive’s highest annual base salary in effect during the three calendar years prior to retirement plus an additional one hundred thousand dollars, if the executive is retired at the time of death and meets certain age and service requirements. The maximum death benefit, however, may not exceed $1.5 million. In the event of a change in control of Kearny Bank prior to the executive’s death or retirement, the death benefit shall remain in effect, regardless of whether the age and service requirements have been met. The executive life insurance agreement with Messrs. Suchodolski and Byrnes are similar to Mr. Joyce’s agreement, except that in the case of the executive’s termination of employment, for any reason, the benefit to the executives would cease. Mr. Bilotta is covered under a group term life insurance policy which provides for coverage in the amount of approximately two times his base salary during his employment with Kearny Bank.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    46

Potential Payments Upon Termination or Change in Control. The following table summarizes the estimated payments that would be made to the NEOs upon termination of employment as of June 30, 2025, pursuant to each executive’s employment agreement, change in control agreement, equity awards and other benefit plans and agreements. The amounts shown do not include the NEO’s account balances in the SERP or Benefits Equalization Plan since such amounts are provided in the above tables. The actual payments that would be made to the NEOs can only be determined at the time of such executive’s termination of employment. The amounts shown below are estimates based on multiple assumptions and the actual amounts to be received by a NEO may differ materially from the amounts shown below.

Name and Plan	Termination for Good Reason ($)	Termination w/o Cause No Change in Control ($)	Termination w/o Cause With Change in Control ($)	Death ($)	Disability(5) ($)
Craig L. Montanaro
Employment Agreement(1)	746,750	2,399,547	3,988,145	746,750	1,717,525
Exec. Life Ins. Agreement(3)	—	—	—	2,608,584	—
Restricted Stock Vesting(4)	—	—	814,703	814,703	814,703

Name and Plan	Termination for Good Reason ($)	Termination w/o Cause No Change in Control ($)	Termination w/o Cause With Change in Control ($)	Death ($)	Disability(5) ($)
Keith Suchodolski
Employment Agreement(1)(2)	446,664	1,498,591	1,733,074	446,664	1,027,327
Exec. Life Ins. Agreement(3)	—	—	—	1,043,328	—
Restricted Stock Vesting(4)	—	—	441,649	441,649	441,649

Name and Plan	Termination for Good Reason ($)	Termination w/o Cause No Change in Control ($)	Termination w/o Cause With Change in Control ($)	Death ($)	Disability(5) ($)
Sean Byrnes
Employment Agreement(1)(2)	—	—	718,024	—	—
Exec. Life Ins. Agreement(3)	—	—	—	780,000	—
Restricted Stock Vesting(4)	—	—	191,856	191,856	191,856

Name and Plan	Termination for Good Reason ($)	Termination w/o Cause No Change in Control ($)	Termination w/o Cause With Change in Control ($)	Death ($)	Disability(5) ($)
Patrick M. Joyce
Employment Agreement(1)(2)	374,084	854,365	1,091,633	374,084	617,328
Exec. Life Ins. Agreement(3)	—	—	—	898,167	—
Restricted Stock Vesting(4)	—	—	300,855	300,855	300,855

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    47

Name and Plan	Termination for Good Reason ($)	Termination w/o Cause No Change in Control ($)	Termination w/o Cause With Change in Control ($)	Death ($)	Disability(5) ($)
Anthony V. Bilotta, Jr.
Change in Control Agreement(1)(2)	—	—	885,083	—	—
Exec. Life Ins. Agreement(3)	—	—	—	—	—
Restricted Stock Vesting(4)	—	—	284,168	284,168	284,168
______________________
(1)This amount includes the estimated cost for continued medical and dental insurance coverage.
(2)Messrs. Suchodolski, Joyce, Byrnes and Bilotta’s agreements provide that change in control severance payments will be reduced, to the extent necessary, to avoid a loss of deductibility under Section 280G of the Internal Revenue Code and imposition of excise taxes on the named executive officer under Section 4999 of the Internal Revenue Code. The estimated severance payment amounts are based on multiple assumptions that may or may not actually occur and the amounts shown above did not need to be reduced to preserve deductibility under Section 280G of the Internal Revenue Code.
(3)The death benefit includes the amount payable under each individual’s Executive Life Insurance Agreement and a death benefit of $50,000 payable under Kearny Bank’s group term life insurance plan. Mr. Bilotta is not covered by an Executive Life Insurance Agreement and his beneficiary is entitled to a death benefit under the group term life insurance plan in the amount of $707,000.
(4)This amount represents the value of unvested restricted stock units that become fully vested upon certain events, including death, disability and an involuntary termination, other than for cause, or termination for good reason following a change in control of the Company.
(5)Each executive is also covered by a long-term disability plan which, if payable, provides a monthly benefit of sixty percent (60%) of base salary, with a maximum benefit of $15,000 per month.
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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    48

Fiscal 2025 CEO Pay Ratio

In accordance with the applicable provisions of Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402 (u) of Regulation S-K, we are providing the following information about the relationship between the annual total compensation of our President and Chief Executive Officer (CEO) and that of our median employee.

For the fiscal year ended June 30, 2025, annual total compensation for our median employee was $79,160. The annual total compensation for our President and Chief Executive Officer was $1,348,839. The ratio of our CEO’s compensation to the median employee’s compensation was 17 to 1.

We identified our median employee using our entire workforce (other than our CEO) utilizing annualized gross pay for the fiscal year ended June 30, 2025. We annualized compensation for employees who were employed less than the full year. No full-time equivalent adjustments were made for part-time employees.

The annual total compensation of our CEO was determined using the amount reported in the “Total” column of our 2025 Summary Compensation Table included in this Proxy Statement. The total annual compensation of the median employee was calculated using the same methodology.

SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and various assumptions and, as a result, the pay ratio reported by the Company may not be comparable to the pay ratio reported by other companies.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    49

Pay versus Performance
We are required by SEC rules to disclose the following information regarding compensation paid to our NEOs. The amounts set forth below under the headings Compensation Actually Paid (“CAP”) to our Principal Executive Officer (“PEO”) or CEO and Average CAP to non-PEO NEOs have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Footnote (3) below sets forth the adjustments from the Total Compensation for the PEO and non-PEO NEOs reported in the Summary Compensation Table above.
The Compensation Committee does not utilize CAP as the basis for making compensation decisions. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis.” Because CAP includes multiple years of grants, the calculation of CAP each year is heavily impacted by the change in the stock price and therefore, may be higher or lower than Summary Compensation Table compensation values.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) ($) (thousands)	PPNR Per Share ($)(5)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(4)
2025	$1,348,839	$1,139,221	$624,230	$550,119	$100.67	$192.40	$26,075	$0.53
2024	$1,396,533	$1,039,187	$660,645	$528,876	$89.85	$155.64	$(86,667)	$(1.19)
2023	$1,743,845	$1,368,953	$722,717	$519,960	$96.65	$126.53	$40,811	$0.85
2022	$2,122,665	$2,046,952	$733,665	$689,960	$145.24	$155.51	$67,547	$1.20
2021	$1,146,955	$1,507,135	$658,512	$760,123	$151.08	$168.09	$63,233	$1.01
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(1)The PEO in all five reporting years is Craig L. Montanaro.
(2)Reflects compensation for: Keith Suchodolski, Patrick M. Joyce, Sean Byrnes and Anthony V. Bilotta, Jr. for fiscal year 2025; Keith Suchodolski, Patrick M. Joyce, Thomas D. DeMedici and Anthony V. Bilotta, Jr. for fiscal years 2024, 2023 and 2022; and Eric B. Heyer, Keith Suchodolski, John V. Dunne and Timothy A. Swansson for fiscal year 2021.
(3)To calculate CAP, as defined in the applicable SEC rules, the following adjustments were made to compensation as reported in the Summary Compensation Table for our PEO and Non-PEO NEOs.

	PEO					Non-PEO NEOs Average
	2025	2024	2023	2022	2021	2025	2024	2023	2022	2021
Summary Compensation Table Total	$1,348,839	$1,396,533	$1,743,845	$2,122,665	$1,146,955	$624,230	$660,645	$722,717	$733,665	$658,512
Less: Amount reported in the “Stock Awards” column in the Summary Compensation Table	(324,156)	(430,307)	(576,313)	(545,668)	—	(130,295)	(170,782)	(228,723)	(216,596)	(176,022)
Plus: Fair value at fiscal year-end of equity awards granted during the fiscal year that remained unvested	335,584	308,078	342,870	443,156	—	134,888	122,271	136,076	175,905	160,447
Change in fair value at fiscal year-end versus prior fiscal year-end for awards granted in a prior fiscal year that remained unvested	(221,125)	(257,838)	(134,954)	—	240,340	(77,993)	(102,338)	(104,512)	(25,607)	85,452
Change in fair value at vesting date versus prior fiscal year-end for awards granted in a prior fiscal year that vested during the fiscal year	2,079	22,721	4,919	32,660	119,840	789	19,080	(5,598)	22,593	31,734
Less: Amount reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table	(2,000)	—	(195,975)	(436,709)	—	(1,500)	—	—	—	—
Plus: Service cost for pension plan	—	—	184,561	430,848	—	—	—	—	—	—
Compensation Actually Paid (CAP)	$1,139,221	$1,039,187	$1,368,953	$2,046,952	$1,507,135	$550,119	$528,876	$519,960	$689,960	$760,123
(4)Peer group used for total shareholder return (“TSR”) comparisons reflects the S&P US SmallCap Banks Index; which is also reported in the Stock Performance Graph in our Form 10-K for the year ended June 30, 2025.
(5)For purposes of this table, PPNR is defined as net income before taxes and prior to provision for credit losses.
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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    50

Tabular List of Financial Performance Measures
The following table identifies the most important financial performance measures used by the Company to link CAP to the Company’s NEOs in 2025 to Company performance. The role of each of these performance measures on our NEOs’ compensation is discussed in “Compensation Discussion and Analysis.”

Financial Performance Measures
Pre-tax, pre-provision net revenue per share
Net charge-offs
Non-interest expense ratio
Analysis of the Information Presented in the Pay Versus Performance Table
The following charts report various financial and CAP information consistent with SEC guidelines. The first graph reports the Company’s cumulative TSR, peer group cumulative TSR, and CAP. The other charts report Company Net Income and PPNR per share, respectively, and CAP.
PEO and Average Non-PEO NEO CAP vs Company TSR and Peer Group TSR

CAP vs TSR
Compensation Actually Paid ($ millions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Total Shareholder Return ($)
Value of Initial Fixed $100 Investment
$200
$150
$100
$50
$0
-$50
2020
2021
2022
2023
2024
2025
PEO CAP
Non-PEO NEOs CAP
Company TSR
Peer TSR

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    51

PEO and Average Non-PEO NEO CAP vs GAAP Net Income

CAP vs Net Income
Compensation Actually Paid ($ millions)
$2.5
$2.3
$2.0
$1.8
$1.5
$1.3
$1.0
$0.8
$0.5
$0.3
$0.0
Net Income (Loss) ($ millions)
$90
$75
$60
$45
$30
$15
$0
-$15
-$30
-$45
-$60
-$75
-$90
2021
2022
2023
2024
2025
PEO CAP
Non-PEO NEOs CAP
Net Income (Loss)

PEO and Average Non-PEO NEO CAP vs PPNR Per Share

CAP vs PPNR Per Share
Compensation Actually Paid ($ millions)
$2.5
$2.3
$2.0
$1.8
$1.5
$1.3
$1.0
$0.8
$0.5
$0.3
$0.0
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
-$0.25
-$0.50
-$0.75
-$1.00
-$1.25
PPNR Per Share ($)
2021
2022
2023
2024
2025
PEO CAP
Non-PEO NEOs CAP
PPNR Per Share

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    52

Director Compensation

Set forth below is a table providing information concerning the compensation of the non-employee directors of the Company for the fiscal year ended June 30, 2025. Mr. Craig Montanaro, our President and Chief Executive Officer, does not receive separate compensation for his service as a director, and information with respect to the compensation paid to Mr. Montanaro is included above in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Change in Pension Value(3) ($)	All Other Compensation(4) ($)	Total ($)
Theodore J. Aanensen	112,800	—	—	—	32,259	145,059
Raymond E. Chandonnet	106,800	—	—	—	33,003	139,803
Curtland E. Fields	106,800	—	—	—	—	106,800
John N. Hopkins(1)	62,893	—	—	—	23,958	86,851
Catherine A. Lawton	106,800	—	—	—	20,613	127,413
John J. Mazur, Jr.	122,250	—	—	—	22,386	144,636
Joseph P. Mazza	113,050	—	—	—	39,903	152,953
John F. McGovern	116,800	—	—	—	25,793	142,593
Leopold W. Montanaro	106,800	—	—	—	20,459	127,259
Christopher Petermann	117,050	—	—	—	13,008	130,058
Charles J. Pivirotto	106,800	—	—	—	—	106,800
John F. Regan(1)	83,100	—	—	—	15,428	98,528
Melvina Wong-Zaza	110,800	—	—	—	—	110,800
(1) Mr. Hopkins retired from the Board of Directors of Kearny Financial Corp. and Kearny Bank effective February 1, 2025. Mr. Regan passed away on January 14, 2025.
(2)    As of June 30, 2025, Directors Aanensen, Chandonnet, Mazur, Mazza, McGovern, Montanaro, and Petermann held 100,000 vested stock options, Ms. Lawton held 75,000 vested stock options and Messrs. Fields, Pivirotto and Ms. Wong-Zaza did not hold any stock options. None of the directors held restricted stock awards.
(3)    For more information concerning the Directors Consultation and Retirement Plan, please see Note 12 to our audited consolidated financial statements for the fiscal year ended June 30, 2025 included in our Annual Report on Form 10-K. Reflects the actuarial change in pension value in each individual’s accrued benefit under the defined benefit pension plan from June 30 of the prior year to June 30 of the reported year. Pension values may fluctuate significantly from year to year depending on a number of factors, including age and the assumptions used to determine the present value of an individual’s accumulated benefit. The change in pension values for Directors Aanensen, Hopkins, Mazur, Mazza, McGovern, Montanaro and Regan were negative $19,000, $3,924, $24,000, $13,000, $22,000, $6,000 and $13,000 respectively; however, applicable SEC rules require that we report a negative number as a zero in the above table.
(4)    For fiscal year 2025, all other compensation included the following:

Name	Health and Long-Term Care Premiums ($)	Bank Owned Life Insurance* ($)	Total All Other Compensation ($)
Theodore J. Aanensen	23,749	8,510	32,259
Raymond E. Chandonnet	33,003	—	33,003
Curtland E. Fields	—	—	—
John N. Hopkins(1)	13,128	10,830	23,958
Catherine A. Lawton	20,613	—	20,613
John J. Mazur, Jr.	19,181	3,205	22,386
Joseph P. Mazza	24,069	15,834	39,903
John F. McGovern	24,681	1,112	25,793
Leopold W. Montanaro	16,331	4,128	20,459
Christopher Petermann	13,008	—	13,008
Charles J. Pivirotto	—	—	—
John F. Regan(1)	9,658	5,770	15,428
Melvina Wong-Zaza	—	—	—
*    Amounts shown represent the imputed income on certain director life insurance agreements, as described below in more detail under the heading Director Life Insurance Agreements.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    53

Board Retainers. In fiscal 2025, each Director received a quarterly retainer for service as follows: Non-employee directors receive $15,700 quarterly for service on the Kearny Bank’s Board and $11,000 for service on the Board of the Company. The Chairman receives a higher quarterly retainer of $17,200 and $11,800 for service on Kearny Bank’s Board and the Board of the Company, respectively.
Members of the Kearny Bank Executive Committee do not receive retainers for service. Each member of the Kearny Bank Board of Directors is also a member of the Executive Committee. Members of the Audit & Compliance Committee and the Chairman of this committee received a quarterly retainer of $1,562.50 and $2,500, respectively. Members of the Compensation Committee and the Chairman of this committee received a quarterly retainer of $1,000 and $1,500, respectively. No fees are paid for service on other committees.

    Directors who also serve as employees do not receive compensation as directors. Directors appointed prior to December 2022 are eligible to receive coverage under the Company’s health, dental and long-term care insurance plans and the Company has determined that these benefits will no longer be offered to directors appointed after November 2022.

Director Life Insurance Agreements. Kearny Bank is party to Director Life Insurance Agreements with each current director, except for Messrs. Chandonnet, Fields, Petermann, Pivirotto and Mses. Lawton and Wong-Zaza, pursuant to which Kearny Bank has purchased life insurance policies on the directors. The directors become entitled to death benefits under the agreements if they (i) die while serving as a member of the Board of Directors, or (ii) retire from Board of Directors service on or after attaining age 70, or (iii) retire from Board of Directors service on or after attaining age 60 and at a time when the director’s years of service with Kearny Bank and the director’s age equals at least 75. Under the agreements, the director’s beneficiaries are entitled to a death benefit equal to $500,000 (except $1,706,769 for John N. Hopkins and $288,553 for Leopold W. Montanaro), which will be paid by the life insurance company. In the event of a change in control of Kearny Bank prior to the named director’s death or retirement, the death benefit shall remain in effect regardless of whether the age and service requirements have been met.
Directors Consultation and Retirement Plan. On December 23, 2015, the Company amended its Directors Consultation and Retirement Plan (the “DCRP”) to freeze the DCRP such that no additional benefits would accrue to any participant after December 31, 2015. Accordingly, the benefits payable to participating directors would not increase after December 31, 2015.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    54

PROPOSAL II – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Kearny Financial’s independent registered public accounting firm for the year ended June 30, 2025 was Crowe. The Audit & Compliance Committee has re-appointed Crowe to continue as the independent registered public accounting firm for Kearny Financial for the year ending June 30, 2026, subject to the ratification by the stockholders at the Annual Meeting. Representatives of Crowe are expected to attend the virtual Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of Appointment of Independent Auditor. Stockholder ratification of the appointment of Crowe is not required by Kearny Financial’s Bylaws or otherwise. However, the Board of Directors is submitting the appointment of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment of Crowe, the Audit & Compliance Committee will reconsider whether it should select another independent registered public accounting firm. Even if the selection is ratified, the Audit & Compliance Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interests of Kearny Financial and its stockholders.

The Audit & Compliance Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Crowe. The Audit & Compliance Committee concluded that performing such services does not affect the independence of Crowe in performing its function as Kearny Financial’s independent registered public accounting firm.

Audit Fees. The aggregate fees billed or expected to be billed to Kearny Financial for professional services rendered by Crowe for the audit of Kearny Financial’s annual financial statements, review of the financial statements included in Kearny Financial’s Quarterly Reports on Form 10-Q and services that are normally provided by Crowe in connection with statutory and regulatory filings and engagements were $691,200 and $662,000 for the years ended June 30, 2025 and June 30, 2024, respectively.

Audit Related Fees. There were no fees billed or expected to be billed to Kearny Financial for assurance and related services rendered by Crowe that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “Audit Fees,” above.

Tax Fees. The aggregate fees billed or expected to be billed to Kearny Financial for professional services rendered by Crowe for tax compliance, tax advice and tax planning were $100,360 and $84,129 for the years ended June 30, 2025 and June 30, 2024, respectively. Tax-related services consisted of tax return preparation and consultation.

All Other Fees. There were no “Other Fees” billed by Crowe for services rendered to Kearny Financial during the years ended June 30, 2025 and June 30, 2024, respectively.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    55

Audit & Compliance Committee Approval Policies and Procedures. Under the Sarbanes-Oxley Act of 2002, all auditing services and non-audit services provided by an issuer’s independent auditor must be approved by the issuer’s audit committee prior to such services being rendered or be approved pursuant to pre-approval policies and procedures established by the issuer’s audit committee. The Company’s Audit & Compliance Committee approves each service prior to the engagement of the auditor for all audit and non-audit services. All of the services listed were approved by the Audit & Compliance Committee prior to the service being rendered. There were no non-audit services described that were not recognized as non-audit services at the time of engagement that were approved after the fact pursuant to the de minimis exception under the Sarbanes-Oxley Act of 2002.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF CROWE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    56

PROPOSAL III – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Compensation Discussion and Analysis appearing earlier in this Proxy Statement describes the executive compensation program and the compensation decisions made by the Compensation Committee with respect to the Chief Executive Officer and other officers named in the Summary Compensation Table (who are referred to as the “Named Executive Officers”).

This proposal, commonly known as a “Say on Pay” proposal, gives you as a stockholder the opportunity to vote on our executive pay program. The Board of Directors is requesting stockholders to cast a non-binding advisory vote on the following resolution:

“RESOLVED, that the stockholders of Kearny Financial approve the compensation paid to Kearny Financial’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative accompanying the tables.”

Our executive compensation program is based on a pay for performance philosophy that is designed to support our business strategy and align the interests of our executives with our stockholders. The Board of Directors believes that the link between compensation and the achievement of our long- and short-term business goals has helped our financial performance over time, while not encouraging excessive risk taking.

For these reasons, the Board of Directors is requesting stockholders to support this proposal. While this advisory vote is non-binding, the Compensation Committee and the Board of Directors value the views of the stockholders and will consider the outcome of this vote in future executive compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL
ON AN ADVISORY BASIS OF EXECUTIVE COMPENSATION AS DESCRIBED
IN THIS PROXY STATEMENT.

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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    57

STOCKHOLDER COMMUNICATIONS TO THE BOARD AND
STOCKHOLDER PROPOSALS

All Stockholder communications to the Board of Directors and/or individual directors should be addressed to the Board of Directors and/or the individual director and mailed to:

Kearny Financial Corp.
120 Passaic Avenue
Fairfield, New Jersey 07004

The letter should indicate that the author is a Kearny Financial Corp. stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:

•forward the communication to the director or directors to whom it is addressed;
•attempt to handle the inquiry directly (for example, where it is a request for information about the Company or a stock-related matter); or
•not forward the communication if it is primarily commercial in nature, related to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Written communications received by the Company from stockholders will be shared with the full Board of Directors no later than the next regularly scheduled Board of Directors meeting.

To be eligible for inclusion in the proxy materials for next year’s Annual Meeting, any stockholder proposal under SEC Rule 14a-8 to take action at such meeting must be received at our executive office at 120 Passaic Avenue, Fairfield, New Jersey 07004 no later than May 14, 2026. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

Under SEC Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the Company’s annual meeting of stockholders to be held in 2026 must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. This deadline is August 22, 2026.

In addition to the requirement set forth under SEC Rule 14a-19, the Bylaws of Kearny Financial also provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an Annual Meeting of Stockholders. In order for a stockholder to properly bring business before an annual meeting or make a nomination to the Board, the stockholder must give written notice to the Secretary of Kearny Financial not less than 110 days nor more than 120 days prior to the anniversary of the prior year’s Annual Meeting of Stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, a stockholder’s written notice shall be timely only if delivered or mailed to and received by the Secretary of Kearny Financial at the principal executive office of the corporation no earlier than the day on which public disclosure of the date of such annual meeting is first made and no later than the tenth day following the day on which public disclosure of the date of such annual meeting is first made.

_____________________________________________________________________________________________________________________
KEARNY FINANCIAL CORP. – 2025 Proxy Statement    58

Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than June 23, 2026 and no later than July 3, 2026. If notice is received before June 23, 2026 or later than July 3, 2026, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting. The 2026 Annual Meeting of Stockholders is expected to be held on October 20, 2026.

Nothing in this Proxy Statement will be deemed to require us to include in our Proxy Statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

Unless unable to attend due to illness or other unforeseen circumstances, each member of the Board of Directors is present at annual meetings. Thirteen directors attended the 2024 Annual Meeting of Stockholders.

HOUSEHOLDING OF PROXY MATERIALS

    The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Under this procedure, if stockholders have the same address and last name, do not participate in electronic delivery of proxy materials and have requested householding in the past, they will receive only one copy of our Notice and, as applicable, a printed annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies.

If any stockholders in your household wish to receive a separate Notice, and if applicable, annual report and proxy statement, they may contact their broker or contact us at: Kearny Financial Corp., 120 Passaic Avenue, Fairfield, New Jersey 07004, Attention: Corporate Secretary, or contact us at (973) 244-4500. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple Notices, annual reports and proxy statements by contacting us.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in this Proxy Statement.

MISCELLANEOUS

The Company’s 2025 Annual Report to Stockholders, which includes a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, is being made available to stockholders with this Proxy Statement. Except to the extent specifically incorporated by reference, the Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated by reference herein.
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KEARNY FINANCIAL CORP. – 2025 Proxy Statement    59

kearny financial corp. VOTE

## Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

**Online**
Go to www.envisionreports.com/KRNY or scan the QR code – login details are located in the shaded bar below.

**Phone**
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

**Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/KRNY**

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

## 2025 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

### A Proposals – The Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3.

1. The election of the five nominees listed, for the term indicated:

| Nominee | For | Withhold |
|---|---|---|
| 01 - John J. Mazur, Jr., three-year term | ☐ | ☐ |
| 02 - Raymond E. Chandonnet, three-year term | ☐ | ☐ |
| 03 - John F. McGovern, three-year term | ☐ | ☐ |
| 04 - Christopher Petermann, three-year term | ☐ | ☐ |
| 05 - Melvina Wong-Zaza, two-year term | ☐ | ☐ |

### B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

| Date (mm/dd/yyyy) – Please print date below. | Signature 1 – Please keep signature within the box. | Signature 2 – Please keep signature within the box. |
|---|---|---|
| / / | | |

1 P C F

0468CB

Kearny Financial Corp.'s Annual Meeting of Stockholders will be held on
Tuesday, October 21, 2025 at 10:00 a.m. Eastern Time, virtually via the Internet at meetnow.global/MPNVHJN.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

**IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING**

The Notice of Annual Meeting of Stockholders and Proxy Statement are available at
www.kearnybank.com or www.edocumentview.com/KRNY
with online access to your proxy card available at www.envisionreports.com/KRNY

**Save paper, time and money!**

Sign up for electronic delivery at
www.envisionreports.com/KRNY

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## REVOCABLE PROXY – KEARNY FINANCIAL CORP.

### ANNUAL MEETING OF STOCKHOLDERS

**Kearny Financial Corp.**
**Proxy/Voting Instructions**
**This Proxy is Solicited on Behalf of the Board of Directors for the**
**2025 Annual Meeting of Stockholders to be held on Tuesday, October 21, 2025**

The undersigned stockholder hereby appoints the Board of Directors of Kearny Financial Corp. with full powers of substitutions to act as attorneys and proxies for the undersigned to vote all shares of common stock of Kearny Financial Corp. that the undersigned is entitled to vote at the 2025 Annual Meeting of Stockholders ("Annual Meeting"), to be held virtually beginning at 10:00 a.m. Eastern Time, on Tuesday, October 21, 2025.

The shares represented by this proxy will be voted as instructed by you and in the discretion of the proxies on all other matters that properly come before the Annual Meeting and any adjournment or postponement thereof. If not otherwise specified, shares will be voted in accordance with the recommendations of the Board of Directors.

**401(k) Plan and ESOP Participants.** If you participate in the Kearny Bank 401(k) Plan or the Kearny Bank Employee Stock Ownership Plan (the "ESOP") and your plan account has investments in shares of Kearny Financial Corp. common stock, you must provide voting instructions to the plan trustee (by proxy card, the Internet or telephone) for your shares to be voted according to your instructions. Each plan participant's voting instructions will also direct the trustee to vote any unvoted shares and the unallocated shares held in the ESOP in the same ratio as the shares for which voting instructions have been received by the trustee, unless contrary to law. Your voting instructions to the plan trustee will be held in strict confidence and will not be revealed to any employee or director of Kearny Financial Corp. or Kearny Bank. The deadline to provide voting instructions for shares held in the foregoing plans is 10:00 a.m. Eastern Time on **Thursday, October 16, 2025**. You will not be able to submit voting instructions or change prior voting instructions after this deadline.

***(Continued and to be marked, dated and signed on the reverse side)***

**C Non-Voting Items**

**Change of Address** – Please print new address below.

**Comments** – Please print your comments below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.